UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Dividend and Income Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Dividend and Income Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-256-8445

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2020 – October 31, 2021

Item 1. Reports to Stockholders.

(a)

Section 19(b) Disclosure

October 31, 2021 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Funds’ managed distribution policy sets the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Each Board may amend, suspend or terminate each Fund’s Plan without prior notice. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	7
Clough Global Opportunities Fund	13
Statement of Investments
Clough Global Dividend and Income Fund	19
Clough Global Equity Fund	24
Clough Global Opportunities Fund	28
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Statements of Cash Flows	37
Financial Highlights
Clough Global Dividend and Income Fund	40
Clough Global Equity Fund	44
Clough Global Opportunities Fund	48
Notes to Financial Statements	51
Report of Independent Public Accounting Firm	70
Dividend Reinvestment Plan	71
Additional Information
Fund Proxy Voting Policies & Procedures	72
Portfolio Holdings	72
Notice	72
Section 19(A) Notices	72
Tax Designations	73
Trustees & Officers	74
Expense Example	78
Summary of Updated Information Regarding Clough Global Dividend and Income Fund	80
Summary of Updated Information Regarding Clough Global Equity Fund	100
Summary of Updated Information Regarding Clough Global Opportunities Fund	119

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2021 (Unaudited)

To Our Investors:

For the fiscal year ending October 31, 2021, the Clough Global Dividend and Income Fund (“GLV” or the “Fund”) was up 23.34% on net asset value (“NAV”) and 49.90% on market price. The Fund’s benchmarks, 50% MSCI World Index/50% Bloomberg U.S. Aggregate Bond Index and the Morningstar Global Allocation Index, were up 18.85% and 21.70%, respectively, for the same period.

The end of 2020 and the first ten months of 2021(fiscal year 2021) has seen the markets rally on economic re-opening momentum and then stall on fears of persistent inflation and rising interest rates all while dealing with multiple new COVID variants. Across the globe, government interference in the technology sector in China has raised investor concerns about the future of the world’s largest economy’s equity markets. We offer our thoughts on these two topics below.

Financials, health care and information technology sectors were the largest contributors to performance during fiscal 2021. Specifically, equity holdings in mortgage finance, semiconductors and software, and pharmaceuticals created positive returns for the Fund. Securities used to hedge the portfolio were the largest detractors to performance during the fiscal year. Short positions, index hedges, as well as longer duration U.S. Treasuries decreased returns the most during the year.

A Contrary View on Inflation

Supply interruptions, higher costs and slower demand as stimulus runs off are driving the consensus to expect a slower economy in 2022. And with private balance sheets so large, the recent rise in bond yields also points to slower growth in 2022. That begs the question whether the rise in prices is a one-time adjustment as we crawl out of pandemic-induced supply restrictions, or the beginning of a sustainable inflation pattern that continues in the years ahead?

If goods and labor shortages are pandemic-induced, that suggests the stagflation thesis, which calls for weak growth accompanied by uncontrollable price increases, is unlikely. We have no historical economic precedent to make secular predictive judgments like this. Never before has the global economy been shut down for eighteen months, and no one has yet figured out how to get all of it back up.

Pricing power is usually temporary. Price increases in goods are coming from a scramble to build inventories in the face of bottlenecks on the production front which will ultimately be fixed. Durables spending is still running 30% above trend while income growth is slowing, and once spending slows and supplies become more available, price gains will be more difficult to sustain. The risk we see is that retailers may find themselves with excessive high-priced inventories in 2022 once deliveries pick up. That is possibly the reason the ten-year U.S. Treasury yield is struggling to get to 2%.

Capacity utilization is in the mid-70s and labor force participation is roughly in the 65-70% range, so the slack is there. Higher wages presumably will draw more workers back into the labor force. Meanwhile, China is restricting credit as real estate prices there are declining, likely bringing many globally traded commodities with them. COVID-19 cases are reportedly declining in Southeast Asia, perhaps easing the semiconductor supply crunch. The positive to all this is slower demand growth will give the U.S Federal Reserve (the “Fed”) room to slow the move to tapering. The sharp rise in deposits which translated into money growth did not come from credit creation but from income transfers, and that matters. Meanwhile the dollar is strong and global savings continue to outpace investment, creating a sustainable flow of liquidity from the private sector in Japan, Europe, the U.S. and now China. This is a prescription for sustaining low interest rates over time and is equity supportive.

We think the right strategy in current circumstances is to remain invested in equities and to balance the portfolio between growth, focused on technology and healthcare in 2022. We also see the shortages in housing as long lasting. The Fund continues to hold positions in home builders, mortgage finance and title insurers.

China

We have long had an interest in China, but American investors seem more perplexed about it than at any time in the past. Geopolitics between the two countries are tense and real estate activity, which generates about 20% of China’s output, is once again in turmoil led by the fallout from China Evergrande Group’s debt defaults. Overseas listings by Chinese companies have slowed to a crawl.

Yet trade between the two countries continues to grow and American financial firms are being welcomed. JPMorgan Chase & Co., Morgan Stanley and Goldman Sachs Group are all taking full ownership of what were once securities joint ventures with Chinese firms. BlackRock Inc. is now beginning the process of managing China’s vast and growing private wealth stock, something even the government realizes Chinese banks are ill-equipped to do. And the China internet stocks are cheap.

China’s policy has always aimed to reduce real estate leverage and the initiative that brought down Evergrande reflects the government’s desire for stability, even at the expense of profits. That suggests China’s housing market is too big to fail and government will intervene to avoid debt liquidation, and the likelihood of any systemic collapse has a low probability. China’s 40% savings rate makes intervention and debt reduction quite doable. The government has already announced that Evergrande’s domestic investors will be paid off, including those customers who purchased unfinished apartments. That alone limits the likelihood of contagion. China has issued very few outstanding foreign bonds, and only huge global institutions like Blackrock Inc. own them.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2021 (Unaudited)

But in all of this lays a larger question. Is China, under Xi Jinping’s nationalistic policy drives, taking the nation back to a Maoist socialistic economy? The policies he is pursuing seem heavy-handed and capricious. The search for a “common prosperity” can mean anything, including more than a reduction in social inequality to providing more support for workers and overstressed youngsters. Is the private economy in danger of being snuffed out? We don’t think so.

For one, we would argue China is more capitalistic than Europe. The private economy is responsible for its wealth and its jobs, and China could not reach its geopolitical targets without a vibrant private sector. Its local governments depend on private businesses, particularly developers, for almost all its revenues. For what it’s worth, China today has the lowest taxes in the developed world.

It is important the government continue to support development of the middle class, but that will be combined with attempts to promote self-reliance in technology and natural resources. It aims to reduce dependence on Western suppliers, which leave China vulnerable to trade restrictions. We expect a dramatic turn toward “buy China” in coming months and we think the breakout to new highs in the domestic Shanghai A-share market attest to that.

Our strategy is simple: go where the money goes. And it is now being used to bolster domestic Chinese companies. Two sectors stand out in our view: (1) as noted above, China will be responsible for building more than half the electric vehicles over the next decade and most of the supply chain will be developed there; China already accounts for 10% of new EV sales in Europe; and (2) we would argue China’s housing stock will always need investment, as much of China’s housing was built for a 20-year life and many of the cranes you see in city centers are to replace construction made 20-30 years ago.

The attack on American-listed initial public offerings (“IPOs”), particularly the Internet stocks, began when President Xi watched Twitter remove then-President Trump from its app, essentially cutting off the podium he used to address the American people. This was viewed by some as an unforgivable affront to an authoritative head of state and demonstrated how powerful the mega-cap technology platforms had become. China has resolved the matter and our sense is once whatever regulations China comes up with are resolved, the stocks will bottom. China is 100 years behind the U.S. in corporate regulatory efforts, but it will quickly catch up. That is the opportunity.

As always, please don’t hesitate to reach out to use with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Annual Report | October 31, 2021	3

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2021 (Unaudited)

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Bloomberg U.S. Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The blended indices, 50% MSCI World/50% Bloomberg U.S. Aggregate Bond Index and 75% MSCI World/25$ Bloomberg U.S. Aggregate Bond Index, have been calculated by Clough Capital Partners L.P. based on the sources listed above.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the Fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-855-425-6844. Read them carefully before investing.

The Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. For the fiscal year 2021, the Fund’s distribution policy resulted in distributions of capital in the amount of $3,855,628.

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Fund in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. Microsoft Corp.	5.42%
2. PennyMac Financial Services, Inc.	4.30%
3. First American Financial Corp.	4.07%
4. Raytheon Technologies Corp.	3.76%
5. BYD Co., Ltd.	3.33%
6. Visa, Inc.	3.32%
7. Fidelity National Financial, Inc.	3.28%
8. Lennar Corp.	2.91%
9. DR Horton, Inc.	2.91%
10. TransDigm Group, Inc.	2.84%

Global Securities Holdings(a)	% of Total Portfolio
United States	79.09%
U.S. Multinationals(b)	18.29%
China	3.68%
France	0.74%
Germany	0.57%
Switzerland	0.50%
Canada	0.44%
Hong Kong	0.15%
Other	-3.46%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	37.66%
Common Stock - Foreign	17.15%
Total Return Swap Contracts	-2.49%
Total Equities	52.31%

Corporate Debt	26.34%
Government L/T	18.56%
Preferred Stock	0.67%
Asset-Backed Securities	0.03%
Total Fixed Income	45.59%

Short-Term Investments	2.63%
Future	0.17%
Written & Purchased Options	0.01%
Other (Cash)	-0.72%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %NAV	Short Exposure %NAV	Gross Exposure %NAV	Net Exposure %NAV
United States	112.0%	-2.8%	114.8%	109.2%
U.S. Multinationals(b)	30.9%	-5.6%	36.5%	25.3%
China	5.1%	0.0%	5.1%	5.1%
France	1.2%	-0.2%	1.4%	1.0%
Germany	0.8%	0.0%	0.8%	0.8%
Switzerland	1.1%	-0.4%	1.5%	0.7%
Canada	0.6%	0.0%	0.6%	0.6%
Hong Kong	0.2%	0.0%	0.2%	0.2%
Other	0.0%	-4.8%	4.8%	-4.8%
TOTAL INVESTMENTS	151.9%	-13.9%	165.7%	138.1%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

(c)	Percentages calculated based on the net asset value of the Fund.

(d)	Only long equity and equity-related positions are listed.

Annual Report | October 31, 2021	5

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Total Return as of October 31, 2021(a)	1 Year	3 Year	5 Year	Since Inception(b)
Clough Global Dividend and Income Fund - NAV(c)	23.22%	9.40%	7.92%	6.96%
Clough Global Dividend and Income Fund - Market Price(d)	50.33%	14.33%	12.27%	6.84%
Morningstar Global Allocation Index	21.70%	12.51%	10.23%	7.67%
50% Bloomberg Barclays US Aggregate/ 50% MSCI World GR	18.84%	12.50%	9.71%	7.13%

(a)	Total returns assume reinvestment of all distributions.
(b)	The Fund commenced operation on July 28, 2004.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Stockholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from October 1, 2020 to December 31, 2020 was $0.1008 per share and the Fund paid $0.0967 per share monthly between January 1, 2021 and October 31, 2021. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Performance of $10,000 Initial Investment (as of October 31, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2021 (Unaudited)

To Our Investors:

For the fiscal year ending October 31, 2021, the Clough Global Equity Fund (“GLQ” or the “Fund”) was up 36.34% on net asset value (“NAV”) and 63.73% on market price. The Fund’s benchmark, the MSCI World Index, was up 41.08% for the same period.

The end of 2020 and the first ten months of 2021(fiscal year 2021) has seen the markets rally on economic re-opening momentum and then stall on fears of persistent inflation and rising interest rates all while dealing with multiple new COVID variants. Across the globe, government interference in the technology sector in China has raised investor concerns about the future of the world’s largest economy’s equity markets. We offer our thoughts on these two topics along with our view on the rise of the electronic vehicle sector below.

Information technology, financials and consumer sectors were the largest contributors to performance during fiscal 2021. Specifically, equity holdings in software, mortgage finance and electronic vehicles created positive returns for the Fund. Securities used to hedge the portfolio were the largest detractors to performance during the fiscal year. Short positions, index hedges, as well as longer duration U.S. Treasuries decreased returns the most during the year.

A Contrary View on Inflation

Supply interruptions, higher costs and slower demand as stimulus runs off are driving the consensus to expect a slower economy in 2022. And with private balance sheets so large, the recent rise in bond yields also points to slower growth in 2022. That begs the question whether the rise in prices is a one-time adjustment as we crawl out of pandemic-induced supply restrictions, or the beginning of a sustainable inflation pattern that continues in the years ahead?

If goods and labor shortages are pandemic-induced, that suggests the stagflation thesis, which calls for weak growth accompanied by uncontrollable price increases, is unlikely. We have no historical economic precedent to make secular predictive judgments like this. Never before has the global economy been shut down for eighteen months, and no one has yet figured out how to get all of it back up.

Pricing power is usually temporary. Price increases in goods are coming from a scramble to build inventories in the face of bottlenecks on the production front which will ultimately be fixed. Durables spending is still running 30% above trend while income growth is slowing, and once spending slows and supplies become more available, price gains will be more difficult to sustain. The risk we see is that retailers may find themselves with excessive high-priced inventories in 2022 once deliveries pick up. That is possibly the reason the ten-year U.S. Treasury yield is struggling to get to 2%.

Capacity utilization is in the mid-70s and labor force participation is roughly in the 65-70% range, so the slack is there. Higher wages presumably will draw more workers back into the labor force. Meanwhile, China is restricting credit as real estate prices there are declining, likely bringing many globally traded commodities with them. COVID-19 cases are reportedly declining in Southeast Asia, perhaps easing the semiconductor supply crunch. The positive to all this is slower demand growth will give the U.S Federal Reserve (the “Fed”) room to slow the move to tapering. The sharp rise in deposits which translated into money growth did not come from credit creation but from income transfers, and that matters. Meanwhile the dollar is strong and global savings continue to outpace investment, creating a sustainable flow of liquidity from the private sector in Japan, Europe, the U.S. and now China. This is a prescription for sustaining low interest rates over time and is equity supportive.

We think the right strategy in current circumstances is to remain invested in equities and to balance the portfolio between growth, focused on technology and healthcare in 2022. We also see the shortages in housing as long lasting. The Fund continues to hold positions in home builders, mortgage finance and title insurers.

Electric Vehicles

One thing is certain about electric vehicles (“EVs”): production should increase substantially. Most estimates call for growth from about 2% of vehicles produced today to 25% by 2025 and 50% by 2030. That is 10x and 20x growth. It is likely vehicle models will proliferate, and charging stations will become more available and standardized. Virtually every developed country is incentivizing EV use and subsidizing investment.

While EV automobile manufacturers get the press coverage, we believe the investment opportunity may reside more along the supply chains. While the Fund holds Tesla Inc., largely because of the company’s scale and technology lead, our holdings also include two China-based companies, Contemporary Amperex Technology Co. Ltd. and BYD Co Ltd., both large battery manufacturers. Common estimates maintain that by 2030, perhaps 300-400 gigawatt hours of battery capacity will be required to support the EV fleet, but it is more likely that closer to 3 terawatts, or ten times that much battery power, will be required to power both the 30 million electric vehicles that will be on the road at that time plus the storage needs to support the part of the grid powered by solar. 75% of North American energy supply in the U.S. is scheduled to be provided by wind and solar by 2050, and the grid has to move wherever the power is produced.

Annual Report | October 31, 2021	7

Clough Global Equity Fund	Shareholder Letter

October 31, 2021 (Unaudited)

Scale is everything and the power train is where the real intellectual property (“IP”) for EVs resides. Not only are Chinese manufacturers now dominant in the production of batteries used in Chinese built EVs but they are prepared to move into global markets. Scale determines not only unit costs, but also the miles per kilowatt hour the vehicles can produce. Should even 20 million EVs be produced by say 2025, and Tesla builds 20% of them, the number of vehicles produced by Tesla will be 4x its current capacity and it should be able to produce vehicles far below competitor costs. Even today, Tesla can price Model 3s in Singapore from its Shanghai plant at roughly the cost of a Toyota Corolla and can generate a more than 20% cash return on operating assets. Contemporary Amperex Technology is investing enough capital to reach sales capacity several times its current size by mid-decade. The company is also ensuring its supply chain to the point it has taken stakes in the critical mining companies which supply it and is building an integrated platform. The company grew revenues 131% and profits 130% year-over-year in the Q3 2021 and demand for the company’s lithium ion batteries could rise another 150% in the coming year.

While BYD Co. Ltd. has been manufacturing plug-in vehicles since 2012, and is the world’s largest producer of electric buses, its engineering leadership is in battery manufacturing. All of its vehicles are powered by the company’s homemade lithium-ion batteries. Lithium-ion batteries don’t go dead in cold weather and offer better mileage, and since these batteries are designed to use some of the most abundant materials in the world, like lithium, iron and phosphate rather than more limited materials like cobalt and nickel, the company should find it easier to scale. Wherever the materials are mined, they are shipped to China where 75% of lithium-ion batteries are made. That leaves most producers outside Asia far more limited in their ability to grow.

It is unclear to us what advantages legacy U.S. internal combustion automobile (“ICE”) manufacturers bring to the electric vehicle world and it is equally questionable how profitable their EVs will be. Ford Industries Inc. is expected to spend $11 billion along with SK Innovation Co Ltd. to build integrated complexes in Kentucky and Tennessee to build enough batteries to power one million EVs by 2025 according to an article in Barron’s. General Motors Co. is expected to spend $35 billion on EVs. But Tesla will have four automobile production plants in operation by late 2022 and is already producing 900,000 EVs annually today (Source: Company Reports). General Motors announced it will stop producing gasoline powered vehicles by 2035, so that suggests the company-owned IP related to the ICE world will lose value.

China

We have long had an interest in China, but American investors seem more perplexed about it than at any time in the past. Geopolitics between the two countries are tense and real estate activity, which generates about 20% of China’s output, is once again in turmoil led by the fallout from China Evergrande Group’s debt defaults. Overseas listings by Chinese companies have slowed to a crawl.

Yet trade between the two countries continues to grow and American financial firms are being welcomed. JPMorgan Chase & Co., Morgan Stanley and Goldman Sachs Group are all taking full ownership of what were once securities joint ventures with Chinese firms. BlackRock Inc. is now beginning the process of managing China’s vast and growing private wealth stock, something even the government realizes Chinese banks are ill-equipped to do. And the China internet stocks are cheap.

China’s policy has always aimed to reduce real estate leverage and the initiative that brought down Evergrande reflects the government’s desire for stability, even at the expense of profits. That suggests China’s housing market is too big to fail and government will intervene to avoid debt liquidation, and the likelihood of any systemic collapse has a low probability. China’s 40% savings rate makes intervention and debt reduction quite doable. The government has already announced that Evergrande’s domestic investors will be paid off, including those customers who purchased unfinished apartments. That alone limits the likelihood of contagion. China has issued very few outstanding foreign bonds, and only huge global institutions like Blackrock Inc. own them.

But in all of this lays a larger question. Is China, under Xi Jinping’s nationalistic policy drives, taking the nation back to a Maoist socialistic economy? The policies he is pursuing seem heavy-handed and capricious. The search for a “common prosperity” can mean anything, including more than a reduction in social inequality to providing more support for workers and overstressed youngsters. Is the private economy in danger of being snuffed out? We don’t think so.

For one, we would argue China is more capitalistic than Europe. The private economy is responsible for its wealth and its jobs, and China could not reach its geopolitical targets without a vibrant private sector. Its local governments depend on private businesses, particularly developers, for almost all its revenues. For what it’s worth, China today has the lowest taxes in the developed world.

It is important the government continue to support development of the middle class, but that will be combined with attempts to promote self-reliance in technology and natural resources. It aims to reduce dependence on Western suppliers, which leave China vulnerable to trade restrictions. We expect a dramatic turn toward “buy China” in coming months and we think the breakout to new highs in the domestic Shanghai A-share market attest to that.

8	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2021 (Unaudited)

Our strategy is simple: go where the money goes. And it is now being used to bolster domestic Chinese companies. Two sectors stand out in our view: (1) as noted above, China will be responsible for building more than half the electric vehicles over the next decade and most of the supply chain will be developed there; China already accounts for 10% of new EV sales in Europe; and (2) we would argue China’s housing stock will always need investment, as much of China’s housing was built for a 20-year life and many of the cranes you see in city centers are to replace construction made 20-30 years ago.

The attack on American-listed initial public offerings (“IPOs”), particularly the Internet stocks, began when President Xi watched Twitter remove then-President Trump from its app, essentially cutting off the podium he used to address the American people. This was viewed by some as an unforgivable affront to an authoritative head of state and demonstrated how powerful the mega-cap technology platforms had become. China has resolved the matter and our sense is once whatever regulations China comes up with are resolved, the stocks will bottom. China is 100 years behind the U.S. in corporate regulatory efforts, but it will quickly catch up. That is the opportunity.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not Equity Fund issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Bloomberg U.S. Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

Annual Report | October 31, 2021	9

Clough Global Equity Fund	Shareholder Letter

October 31, 2021 (Unaudited)

The blended indices, 50% MSCI World/50% Bloomberg U.S. Aggregate Bond Index and 75% MSCI World/25$ Bloomberg U.S. Aggregate Bond Index, have been calculated by Clough Capital Partners L.P. based on the sources listed above.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the Fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-855-425-6844. Read them carefully before investing.

The Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. For the fiscal year 2021, the Fund’s distribution policy resulted in distributions of capital in the amount of $23,035,803.

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Fund in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

10	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. Tesla, Inc.	5.43%
2. Microsoft Corp.	5.24%
3. Contemporary Amperex Technology Co., Ltd.	4.66%
4. Amazon.com, Inc.	4.55%
5. PennyMac Financial Services, Inc.	3.83%
6. First American Financial Corp.	3.43%
7. BYD Co., Ltd.	3.22%
8. Fidelity National Financial, Inc.	3.20%
9. Royal Caribbean Cruises Ltd.	2.75%
10. DR Horton, Inc.	2.52%

Global Securities Holdings(a)	% of Total Portfolio
United States	76.61%
U.S. Multinationals(b)	14.15%
China	8.26%
Canada	1.89%
France	1.00%
Switzerland	0.31%
Other	-2.21%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	64.63%
Common Stock - Foreign	23.70%
Exchange Traded Funds	-1.97%
Total Return Swap Contracts	2.20%
Total Equities	88.56%

Government L/T	7.33%
Corporate Debt	0.03%
Total Fixed Income	7.36%

Short-Term Investments	4.78%
Warrant	0.26%
Future	0.18%
Written & Purchased Options	0.11%
Other (Cash)	-1.24%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %NAV	Short Exposure %NAV	Gross Exposure %NAV	Net Exposure %NAV
United States	110.7%	-3.3%	114.0%	107.4%
U.S. Multinationals(b)	28.2%	-8.3%	36.5%	19.9%
China	11.6%	0.0%	11.6%	11.6%
Canada	2.6%	0.0%	2.6%	2.6%
France	1.6%	-0.2%	1.8%	1.4%
Switzerland	0.9%	-0.4%	1.3%	0.5%
Other	2.0%	-5.1%	7.1%	-3.1%
TOTAL INVESTMENTS	157.6%	-17.3%	174.9%	140.3%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

(c)	Percentages calculated based on the net asset value of the Fund.

(d)	Only long equity and equity-related positions are listed.

Annual Report | October 31, 2021	11

Clough Global Equity Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Total Return as of October 31, 2021(a)	1 Year	3 Year	5 Year	Since Inception(b)
Clough Global Equity Fund - NAV(c)	36.34%	18.46%	16.85%	8.97%
Clough Global Equity Fund - Market Price(d)	64.05%	19.27%	20.82%	8.64%
MSCI World Index - GR	41.05%	18.82%	16.06%	9.20%

(a)	Total returns assume reinvestment of all distributions.
(b)	The Fund commenced operation on April 27, 2005.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Stockholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from October 1, 2020 to December 31, 2020 was $0.1104 per share and the Fund paid $0.1341 per share monthly between January 1, 2021 and October 31, 2021. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Performance of $10,000 Initial Investment (as of October 31, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2021 (Unaudited)

To Our Investors:

For the fiscal year ending October 31, 2021, the Clough Global Opportunities Fund (“GLO” or the “Fund”) was up 34.71% on net asset value (“NAV”) and 66.16% on market price. The Fund’s benchmarks, 75% MSCI World Index/25% Bloomberg U.S. Aggregate Bond Index and the Morningstar Global Allocation Index, were up 29.58% and 21.70%, respectively, for the same period.

The end of 2020 and the first ten months of 2021(fiscal year 2021) has seen the markets rally on economic re-opening momentum and then stall on fears of persistent inflation and rising interest rates all while dealing with multiple new COVID variants. Across the globe, government interference in the technology sector in China has raised investor concerns about the future of the world’s largest economy’s equity markets. We offer our thoughts on these two topics along with our view on the rise of the electronic vehicle sector below.

Information technology, financials and consumer sectors were the largest contributors to performance during fiscal 2021. Specifically, equity holdings in software, mortgage finance and electronic vehicles created positive returns for the Fund. Securities used to hedge the portfolio were the largest detractors to performance during the fiscal year. Short positions, index hedges, as well as longer duration U.S. Treasuries decreased returns the most during the year.

A Contrary View on Inflation

Supply interruptions, higher costs and slower demand as stimulus runs off are driving the consensus to expect a slower economy in 2022. And with private balance sheets so large, the recent rise in bond yields also points to slower growth in 2022. That begs the question whether the rise in prices is a one-time adjustment as we crawl out of pandemic-induced supply restrictions, or the beginning of a sustainable inflation pattern that continues in the years ahead?

If goods and labor shortages are pandemic-induced, that suggests the stagflation thesis, which calls for weak growth accompanied by uncontrollable price increases, is unlikely. We have no historical economic precedent to make secular predictive judgments like this. Never before has the global economy been shut down for eighteen months, and no one has yet figured out how to get all of it back up.

Pricing power is usually temporary. Price increases in goods are coming from a scramble to build inventories in the face of bottlenecks on the production front which will ultimately be fixed. Durables spending is still running 30% above trend while income growth is slowing, and once spending slows and supplies become more available, price gains will be more difficult to sustain. The risk we see is that retailers may find themselves with excessive high-priced inventories in 2022 once deliveries pick up. That is possibly the reason the ten-year U.S. Treasury yield is struggling to get to 2%.

Capacity utilization is in the mid-70s and labor force participation is roughly in the 65-70% range, so the slack is there. Higher wages presumably will draw more workers back into the labor force. Meanwhile, China is restricting credit as real estate prices there are declining, likely bringing many globally traded commodities with them. COVID-19 cases are reportedly declining in Southeast Asia, perhaps easing the semiconductor supply crunch. The positive to all this is slower demand growth will give the U.S Federal Reserve (the “Fed”) room to slow the move to tapering. The sharp rise in deposits which translated into money growth did not come from credit creation but from income transfers, and that matters. Meanwhile the dollar is strong and global savings continue to outpace investment, creating a sustainable flow of liquidity from the private sector in Japan, Europe, the U.S. and now China. This is a prescription for sustaining low interest rates over time and is equity supportive.

We think the right strategy in current circumstances is to remain invested in equities and to balance the portfolio between growth, focused on technology and healthcare in 2022. We also see the shortages in housing as long lasting. The Fund continues to hold positions in home builders, mortgage finance and title insurers.

Electric Vehicles

One thing is certain about electric vehicles (“EVs”): production should increase substantially. Most estimates call for growth from about 2% of vehicles produced today to 25% by 2025 and 50% by 2030. That is 10x and 20x growth. It is likely vehicle models will proliferate, and charging stations will become more available and standardized. Virtually every developed country is incentivizing EV use and subsidizing investment.

While EV automobile manufacturers get the press coverage, we believe the investment opportunity may reside more along the supply chains. While the Fund holds Tesla Inc., largely because of the company’s scale and technology lead, our holdings also include two China-based companies, Contemporary Amperex Technology Co. Ltd. and BYD Co Ltd., both large battery manufacturers. Common estimates maintain that by 2030, perhaps 300-400 gigawatt hours of battery capacity will be required to support the EV fleet, but it is more likely that closer to 3 terawatts, or ten times that much battery power, will be required to power both the 30 million electric vehicles that will be on the road at that time plus the storage needs to support the part of the grid powered by solar. 75% of North American energy supply in the U.S. is scheduled to be provided by wind and solar by 2050, and the grid has to move wherever the power is produced.

Annual Report | October 31, 2021	13

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2021 (Unaudited)

Scale is everything and the power train is where the real intellectual property (“IP”) for EVs resides. Not only are Chinese manufacturers now dominant in the production of batteries used in Chinese built EVs but they are prepared to move into global markets. Scale determines not only unit costs, but also the miles per kilowatt hour the vehicles can produce. Should even 20 million EVs be produced by say 2025, and Tesla builds 20% of them, the number of vehicles produced by Tesla will be 4x its current capacity and it should be able to produce vehicles far below competitor costs. Even today, Tesla can price Model 3s in Singapore from its Shanghai plant at roughly the cost of a Toyota Corolla and can generate a more than 20% cash return on operating assets. Contemporary Amperex Technology is investing enough capital to reach sales capacity several times its current size by mid-decade. The company is also ensuring its supply chain to the point it has taken stakes in the critical mining companies which supply it and is building an integrated platform. The company grew revenues 131% and profits 130% year-over-year in the Q3 2021 and demand for the company’s lithium ion batteries could rise another 150% in the coming year.

While BYD Co. Ltd. has been manufacturing plug-in vehicles since 2012, and is the world’s largest producer of electric buses, its engineering leadership is in battery manufacturing. All of its vehicles are powered by the company’s homemade lithium-ion batteries. Lithium-ion batteries don’t go dead in cold weather and offer better mileage, and since these batteries are designed to use some of the most abundant materials in the world, like lithium, iron and phosphate rather than more limited materials like cobalt and nickel, the company should find it easier to scale. Wherever the materials are mined, they are shipped to China where 75% of lithium-ion batteries are made. That leaves most producers outside Asia far more limited in their ability to grow.

It is unclear to us what advantages legacy U.S. internal combustion automobile (“ICE”) manufacturers bring to the electric vehicle world and it is equally questionable how profitable their EVs will be. Ford Industries Inc. is expected to spend $11 billion along with SK Innovation Co Ltd. to build integrated complexes in Kentucky and Tennessee to build enough batteries to power one million EVs by 2025 according to an article in Barron’s. General Motors Co. is expected to spend $35 billion on EVs. But Tesla will have four automobile production plants in operation by late 2022 and is already producing 900,000 EVs annually today (Source: Company Reports). General Motors announced it will stop producing gasoline powered vehicles by 2035, so that suggests the company-owned IP related to the ICE world will lose value.

China

We have long had an interest in China, but American investors seem more perplexed about it than at any time in the past. Geopolitics between the two countries are tense and real estate activity, which generates about 20% of China’s output, is once again in turmoil led by the fallout from China Evergrande Group’s debt defaults. Overseas listings by Chinese companies have slowed to a crawl.

Yet trade between the two countries continues to grow and American financial firms are being welcomed. JPMorgan Chase & Co., Morgan Stanley and Goldman Sachs Group are all taking full ownership of what were once securities joint ventures with Chinese firms. BlackRock Inc. is now beginning the process of managing China’s vast and growing private wealth stock, something even the government realizes Chinese banks are ill-equipped to do. And the China internet stocks are cheap.

China’s policy has always aimed to reduce real estate leverage and the initiative that brought down Evergrande reflects the government’s desire for stability, even at the expense of profits. That suggests China’s housing market is too big to fail and government will intervene to avoid debt liquidation, and the likelihood of any systemic collapse has a low probability. China’s 40% savings rate makes intervention and debt reduction quite doable. The government has already announced that Evergrande’s domestic investors will be paid off, including those customers who purchased unfinished apartments. That alone limits the likelihood of contagion. China has issued very few outstanding foreign bonds, and only huge global institutions like Blackrock Inc. own them.

But in all of this lays a larger question. Is China, under Xi Jinping’s nationalistic policy drives, taking the nation back to a Maoist socialistic economy? The policies he is pursuing seem heavy-handed and capricious. The search for a “common prosperity” can mean anything, including more than a reduction in social inequality to providing more support for workers and overstressed youngsters. Is the private economy in danger of being snuffed out? We don’t think so.

For one, we would argue China is more capitalistic than Europe. The private economy is responsible for its wealth and its jobs, and China could not reach its geopolitical targets without a vibrant private sector. Its local governments depend on private businesses, particularly developers, for almost all its revenues. For what it’s worth, China today has the lowest taxes in the developed world.

It is important the government continue to support development of the middle class, but that will be combined with attempts to promote self-reliance in technology and natural resources. It aims to reduce dependence on Western suppliers, which leave China vulnerable to trade restrictions. We expect a dramatic turn toward “buy China” in coming months and we think the breakout to new highs in the domestic Shanghai A-share market attest to that.

14	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2021 (Unaudited)

Our strategy is simple: go where the money goes. And it is now being used to bolster domestic Chinese companies. Two sectors stand out in our view: (1) as noted above, China will be responsible for building more than half the electric vehicles over the next decade and most of the supply chain will be developed there; China already accounts for 10% of new EV sales in Europe; and (2) we would argue China’s housing stock will always need investment, as much of China’s housing was built for a 20-year life and many of the cranes you see in city centers are to replace construction made 20-30 years ago.

The attack on American-listed initial public offerings (“IPOs”), particularly the Internet stocks, began when President Xi watched Twitter remove then-President Trump from its app, essentially cutting off the podium he used to address the American people. This was viewed by some as an unforgivable affront to an authoritative head of state and demonstrated how powerful the mega-cap technology platforms had become. China has resolved the matter and our sense is once whatever regulations China comes up with are resolved, the stocks will bottom. China is 100 years behind the U.S. in corporate regulatory efforts, but it will quickly catch up. That is the opportunity.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not Equity Fund issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Bloomberg U.S. Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

Annual Report | October 31, 2021	15

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2021 (Unaudited)

The blended indices, 50% MSCI World/50% Bloomberg U.S. Aggregate Bond Index and 75% MSCI World/25$ Bloomberg U.S. Aggregate Bond Index, have been calculated by Clough Capital Partners L.P. based on the sources listed above.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (“NAV”) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the Fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the Fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-855-425-6844. Read them carefully before investing.

The Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. For the fiscal year 2021, the Fund’s distribution policy resulted in distributions of capital in the amount of $44,110,259.

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Fund in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

16	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. Tesla, Inc.	5.48%
2. Microsoft Corp.	5.27%
3. Contemporary Amperex Technology Co., Ltd.	4.70%
4. Amazon.com, Inc.	4.60%
5. PennyMac Financial Services, Inc.	3.87%
6. First American Financial Corp.	3.47%
7. Fidelity National Financial, Inc.	3.25%
8. BYD Co., Ltd.	3.24%
9. Royal Caribbean Cruises Ltd.	2.81%
10. Cisco Systems, Inc.	2.38%

Global Securities Holdings(a)	% of Total Portfolio
United States	74.67%
U.S. Multinationals(b)	15.63%
China	8.35%
Canada	1.90%
France	1.00%
Germany	0.42%
Switzerland	0.31%
Other	-2.29%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	62.19%
Common Stock - Foreign	23.20%
Exchange Traded Funds	-1.99%
Total Return Swap Contracts	2.22%
Total Equities	85.62%

Corporate Debt	7.22%
Government L/T	4.30%
Total Fixed Income	11.52%

Short-Term Investments	3.77%
Warrant	0.26%
Future	0.19%
Written & Purchased Options	0.11%
Other (Cash)	-1.47%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %NAV	Short Exposure %NAV	Gross Exposure %NAV	Net Exposure %NAV
United States	108.0%	-3.6%	111.6%	104.4%
U.S. Multinationals(b)	30.2%	-8.4%	38.6%	21.8%
China	11.7%	0.0%	11.7%	11.7%
Canada	2.7%	0.0%	2.7%	2.7%
France	1.6%	-0.2%	1.8%	1.4%
Germany	0.6%	0.0%	0.6%	0.6%
Switzerland	0.9%	-0.4%	1.3%	0.5%
Other	2.0%	-5.2%	7.2%	-3.2%
TOTAL INVESTMENTS	157.7%	-17.8%	175.5%	139.9%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

(c)	Percentages calculated based on the net asset value of the Fund.

(d)	Only long equity and equity-related positions are listed.

Annual Report | October 31, 2021	17

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2021 (Unaudited)

Total Return as of October 31, 2021(a)	1 Year	3 Year	5 Year	Since Inception(b)
Clough Global Opportunities Fund - NAV(c)	34.71%	18.75%	14.76%	7.33%
Clough Global Opportunities Fund - Market Price(d)	67.19%	24.92%	20.60%	7.33%
Morningstar Global Allocation Index	21.70%	12.51%	10.23%	6.70%
25% Bloomberg Barclays US Aggregate / 75% MSCI World GR	29.56%	15.74%	12.93%	7.55%

(a)	Total returns assume reinvestment of all distributions.

(b)	The Fund commenced operation on April 25, 2006.

(c)	Performance returns are net of management fees and other Fund expenses.

(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distribution to Common Stockholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from October 1, 2020 to December 31, 2020 was $0.0897 per share and the Fund paid $0.1087 per share monthly between January 1, 2021 and October 31, 2021. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Performance of $10,000 Initial Investment (as of October 31, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2021

	Shares	Value
COMMON STOCKS 85.04%
Consumer Discretionary 13.11%
ANTA Sports Products, Ltd.	39,000	$609,524
BYD Co., Ltd. - Class H	150,000	5,718,142
DR Horton, Inc.(a)(b)	55,900	4,990,193
Lennar Corp. - Class A(a)(b)	50,040	5,000,497
		16,318,356

Energy 3.37%
Exxon Mobil Corp.(a)(b)	65,000	4,190,550

Financials 26.93%(c)
Barings BDC, Inc.(b)	124,800	1,402,752
Blackstone Secured Lending Fund(d)	46,800	1,357,200
Equitable Holdings, Inc.(a)(b)	100,800	3,376,800
Fidelity National Financial, Inc.(a)(b)	117,700	5,639,007
First American Financial Corp.(a)(b)	95,490	6,984,139
PennyMac Financial Services, Inc.(b)	119,030	7,387,002
Redwood Trust, Inc.(a)(b)	315,400	4,276,824
Walker & Dunlop, Inc.(b)	23,820	3,098,267
		33,521,991

Health Care 11.82%
Eli Lilly & Co.(b)	12,013	3,060,432
Johnson & Johnson(a)(b)	14,720	2,397,594
McKesson Corp.(a)(b)	15,954	3,316,517
Merck & Co., Inc.	23,600	2,077,980
Pfizer, Inc.(a)(b)	43,500	1,902,690
Thermo Fisher Scientific, Inc.(b)	1,475	933,778
Zoetis, Inc.(a)(b)	4,750	1,026,950
		14,715,941

Industrials 10.35%
Airbus SE(d)	12,139	1,552,018
Raytheon Technologies Corp.(a)(b)	72,600	6,451,236
TransDigm Group, Inc.(a)(d)	7,817	4,876,401
		12,879,655

Information Technology 15.35%
Cisco Systems, Inc.(a)(b)	73,100	4,091,407
Microsoft Corp.(a)(b)	28,080	9,311,890
Visa, Inc. - Class A(a)(b)	26,960	5,709,319
		19,112,616

Real Estate 4.11%
Community Healthcare Trust, Inc.(b)	69,700	3,334,448
Physicians Realty Trust(b)	94,000	1,786,940
		5,121,388

TOTAL COMMON STOCKS
(Cost $89,383,042)		105,860,497

	Shares	Value
PREFERRED STOCKS 0.92%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(e)	21,200	$563,708
Trinity Capital, Inc., 01/16/2025 7.000%(b)	22,400	585,760

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,149,468

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.02%
Call Options Purchased 0.02%
Eurodollar Future Option
12/14/21, $100, $35,951,488	1,441	9,006
12/14/21, $99.875, $523,923,750	2,100	13,125

Total Call Options Purchased
(Cost $1,006,039)		22,131

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 33.76%
Communication Services
Alphabet, Inc.
08/15/2060, 2.250%	$1,000,000	899,611
Electronic Arts, Inc.
02/15/2051, 2.950%	1,000,000	976,780
		1,876,391

Financials
JPMorgan Chase & Co.
11/19/2041, 1D US SOFR + 1.510%(f)	1,000,000	951,059
Novartis Capital Corp.
09/21/2042, 3.700%	1,222,000	1,416,326
		2,367,385

Fixed Income
Bank of America Corp.
07/23/2031, 1D US SOFR + 1.530%(b)(f)	750,000	717,069
Boeing Co.
02/01/2031, 3.625%	2,000,000	2,131,122
05/01/2050, 5.805%(a)(b)	1,500,000	2,059,204
Carvana Co.
10/01/2025, 5.625%(g)(h)	500,000	511,250
10/01/2028, 5.875%(a)(b)(g)(h)	1,000,000	1,018,750
09/01/2029, 4.875%(g)(h)	1,000,000	968,750

See Notes to the Financial Statements.

Annual Report | October 31, 2021	19

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2021

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Catholic Health Services of Long Island Obligated Group
Series 2020, 07/01/2050, 3.368%	$1,000,000	$1,056,861
Citizens Financial Group, Inc.
04/30/2030, 3.250%	500,000	533,311
Equinix, Inc.
11/18/2029, 3.200%(a)(b)	1,000,000	1,054,232
Fidelity National Financial, Inc.
03/15/2031, 2.450%(a)(b)	950,000	942,755
Hexcel Corp.
02/15/2027, 4.200%	1,000,000	1,082,824
International Flavors & Fragrances, Inc.
11/01/2030, 2.300%(g)(h)	750,000	740,160
Kroger Co.
05/01/2030, 2.200%	1,000,000	999,409
Magna International, Inc.
06/15/2030, 2.450%	750,000	762,952
Main Street Capital Corp.
07/14/2026, 3.000%(b)	1,600,000	1,615,796
Marriott International, Inc.
Series AA, 12/01/2028, 4.650%	270,000	306,771
Marvell Technology, Inc.
06/22/2028, 4.875%(g)(h)	1,000,000	1,152,920
Masco Corp.
10/01/2030, 2.000%	1,000,000	957,622
02/15/2031, 2.000%(b)	3,250,000	3,135,151
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(g)(h)	250,000	249,375
Morgan Stanley
09/16/2036, 1D US SOFR + 1.360%(f)	1,000,000	972,289
Motorola Solutions, Inc.
05/24/2031, 2.750%(b)	1,000,000	1,010,510
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(b)(g)(h)	1,500,000	1,513,853
New York Life Insurance Co.
05/15/2069, 4.450%(g)(h)	500,000	644,805
Oracle Corp.
11/15/2037, 3.800%(b)	1,000,000	1,074,217
Owl Rock Capital Corp.
01/15/2027, 2.625%(b)	1,260,000	1,247,512
Owl Rock Technology Finance Corp.
06/30/2025, 6.750%(b)(g)(h)	1,000,000	1,138,518
PulteGroup, Inc.
01/15/2027, 5.000%	500,000	574,560
Regeneron Pharmaceuticals, Inc.
09/15/2030, 1.750%	1,000,000	946,058
SLR Investment Corp.
01/20/2023, 4.500%	500,000	511,269
Tractor Supply Co.
11/01/2030, 1.750%	1,000,000	953,392
Trinity Capital, Inc.
08/24/2026, 4.375%	500,000	497,825
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Valley National Bancorp
06/15/2031, 1D US SOFR + 2.360%(f)	$750,000	$761,831
Volkswagen Group of America Finance LLC
11/24/2027, 1.625%(g)(h)	1,000,000	978,325
		34,821,248
Health Care
Johnson & Johnson
09/01/2050, 2.250%	1,000,000	960,526

Information Technology
Microsoft Corp.
06/01/2050, 2.525%	1,000,000	985,450
Texas Instruments, Inc.
09/15/2051, 2.700%	1,000,000	1,016,996
		2,002,446

TOTAL CORPORATE BONDS
(Cost $42,232,521)		42,027,996

CONVERTIBLE CORPORATE BONDS 2.58%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%(a)(b)	977,000	1,047,246

Fixed Income
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	1,127,780
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)	700,000	719,670
Two Harbors Investment Corp.
01/15/2022, 6.250%	314,000	316,944
		2,164,394

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,074,933)		3,211,640

ASSET-BACKED SECURITIES 0.04%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(b)	43,768	48,408

TOTAL ASSET-BACKED SECURITIES
(Cost $43,768)		48,408

GOVERNMENT & AGENCY OBLIGATIONS 25.61%
Federal Farm Credit Banks Funding Corp.
03/14/2033, 2.150%	1,000,000	1,000,869

See Notes to the Financial Statements.

20	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2021

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
06/28/2034, 2.290%	1,000,000	$994,585
06/16/2036, 2.350%	1,000,000	992,689
U.S. Treasury Bonds
08/15/2041, 1.750%	3,000,000	2,888,906
U.S. Treasury Notes
09/30/2023, 0.250%	2,000,000	1,992,031
06/30/2024, 1.750%	2,000,000	2,055,860
02/28/2025, 1.125%(b)	3,900,000	3,933,668
02/28/2027, 1.125%(b)	6,600,000	6,561,457
11/15/2027, 2.250%(b)	6,200,000	6,525,742
02/29/2028, 1.125%	1,000,000	984,434
06/30/2028, 1.250%(b)	4,000,000	3,951,484

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $32,548,591)		31,881,725

	Shares	Value
SHORT-TERM INVESTMENTS 3.62%
Money Market Funds 3.62%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	4,509,355	4,509,355

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,509,355)		4,509,355

Total Investments - 151.59%
(Cost $173,888,249)		188,711,220

Liabilities in Excess of Other Assets - (51.59%)(i)		(64,225,815)

NET ASSETS - 100.00%		$124,485,405

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (9.42%)
Consumer Discretionary (1.34%)
Wynn Resorts, Ltd.(d)	(18,600)	(1,670,280)

Financials (0.62%)
Mediobanca Banca di Credito Finanziario SpA(d)	(40,686)	(485,147)
Societe Generale S.A.(d)	(8,443)	(281,433)
		(766,580)

Health Care (2.46%)
AbbVie, Inc.(d)	(16,390)	(1,879,441)
AstraZeneca PLC - Sponsored ADR(d)	(18,900)	(1,178,982)
		(3,058,423)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Information Technology (5.00%)
Atlassian Corp. PLC(d)	(2,200)	$(1,007,886)
International Business Machines Corp.	(25,800)	(3,227,580)
MongoDB, Inc.(d)	(1,800)	(938,322)
Zscaler, Inc.(d)	(3,300)	(1,052,238)
		(6,226,026)

TOTAL COMMON STOCKS
(Proceeds $11,349,526)		(11,721,309)

TOTAL SECURITIES SOLD SHORT
(Proceeds $11,349,526)		$(11,721,309)

See Notes to the Financial Statements.

Annual Report | October 31, 2021	21

Clough Global Dividend and Income Fund	Statement of Investments

 October 31, 2021

Investment Abbreviations:

FEDEF - Federal Funds Effective Rate

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2021 was 0.07%

SOFR Rates:

1D SOFR as of October 31, 2021 was 0.05%

(a)	Loaned security; a portion or all of the security is on loan as of October 31, 2021.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, future contracts or borrowings. As of October 31, 2021, the aggregate market value of those securities was $119,979,762, representing 96.38% of net assets. (See Note 1)

(c)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(d)	Non-income producing security.

(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(g)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2021, these securities had an aggregate value of $8,916,705 or 7.16% of net assets.

(h)	Restricted Security (See Note 1).

(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

22	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2021

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	24	February 2022	$1,919,520	$298,941	$298,941

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Innolux Corp.	$(2,220,407)	1D FEDEF - 1000 bps	1D FEDEF	8/17/2023	$(2,047,227)	$173,180

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	AU Optronics Corp.	$(2,068,548)	1D FEDEF - 1275 bps	1D FEDEF	8/17/2023	$(2,234,252)	$(165,704)
TOTAL		$(4,288,955)				$(4,281,479)	$7,476

*	Payment made when swap contract closes.

See Notes to the Financial Statements.

Annual Report | October 31, 2021	23

Clough Global Equity Fund	Statement of Investments

October 31, 2021

	Shares	Value
COMMON STOCKS 133.06%
Communication Services 8.58%
Alphabet, Inc. - Class C(a)(b)(c)	1,584	$4,697,209
Sea, Ltd. - ADR(a)(b)(c)	15,200	5,222,264
T-Mobile US, Inc.(a)(c)	44,960	5,171,749
ViacomCBS, Inc. - Class B(c)	151,700	5,494,574
ZoomInfo Technologies, Inc.(a)(c)	35,300	2,372,866
		22,958,662
Consumer Discretionary 36.26%(d)
Amazon.com, Inc.(a)(b)(c)	5,067	17,088,103
ANTA Sports Products, Ltd.	89,000	1,390,964
BYD Co., Ltd. - Class H	317,000	12,084,339
Carnival Corp.(a)(b)(c)	396,700	8,790,872
Carvana Co.(a)(b)(c)	28,870	8,752,807
DR Horton, Inc.(b)(c)	105,800	9,444,766
Lennar Corp. - Class A(b)(c)	88,130	8,806,831
Royal Caribbean Cruises Ltd.(a)(c)	122,220	10,319,035
Tesla, Inc.(a)(b)(c)	18,285	20,369,490
		97,047,207
Energy 3.00%
Exxon Mobil Corp.(c)	124,700	8,039,409

Financials 18.73%
Barings BDC, Inc.(c)	289,746	3,256,745
Equitable Holdings, Inc.(b)(c)	226,900	7,601,150
Fidelity National Financial, Inc.(c)	250,950	12,023,014
First American Financial Corp.(b)(c)	176,190	12,886,537
PennyMac Financial Services, Inc.(c)	231,680	14,378,061
		50,145,507
Health Care 31.22%(d)
1Life Healthcare, Inc.(a)(b)(c)	89,000	1,927,740
AbCellera Biologics, Inc.(a)(b)(c)	187,000	2,937,770
Acadia Healthcare Co., Inc.(a)(c)	38,800	2,405,600
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)(i)	334,425	1,383,449
Apellis Pharmaceuticals, Inc.(a)(b)(c)	29,697	912,886
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)(i)	421,845	912,029
Arcellx, Inc. - Series C(a)(e)(f)(g)(h)(i)	78,692	170,132
Arvinas, Inc.(a)(c)	58,000	5,021,640
Brookdale Senior Living, Inc.(a)	115,500	750,750
C4 Therapeutics, Inc.(a)(c)	84,400	3,749,048
Centrexion Therapeutics Corp.(a)(e)(g)(h)(i)	4,336	54,929
Centrexion Therapeutics Corp. -
Series D Preferred Shares(a)(e)(f)(g)(h)(i)	66,719	845,196
Checkmate Pharmaceuticals, Inc.(a)(c)	330,872	1,247,388
Community Health Systems, Inc.(a)(c)	146,412	1,917,997
CRISPR Therapeutics AG(a)(c)	25,050	2,287,817
	Shares	Value
Health Care (continued)
Hologic, Inc.(a)(b)(c)	44,040	$3,228,572
iRhythm Technologies, Inc.(a)(c)	38,895	2,728,095
Jazz Pharmaceuticals PLC(a)(b)(c)	27,740	3,690,530
Johnson & Johnson(b)(c)	31,870	5,190,986
Kymera Therapeutics, Inc.(a)(c)	66,855	3,936,422
McKesson Corp.(b)(c)	34,206	7,110,743
Merck & Co., Inc.	51,500	4,534,575
Mirati Therapeutics, Inc.(a)(b)(c)	14,160	2,676,523
Nurix Therapeutics, Inc.(a)(c)	116,300	3,890,235
Pfizer, Inc.(b)(c)	87,900	3,844,746
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	6,710	4,293,997
Thermo Fisher Scientific, Inc.(c)	2,860	1,810,580
Veracyte, Inc.(a)(b)(c)	81,110	3,883,547
Vertex Pharmaceuticals, Inc.(a)(c)	24,135	4,463,286
Zoetis, Inc.(b)(c)	8,190	1,770,678
		83,577,886
Industrials 8.54%
Airbus SE(a)	33,018	4,221,479
The Boeing Co.(a)(c)	30,205	6,253,341
Raytheon Technologies Corp.(c)	42,200	3,749,892
TransDigm Group, Inc.(a)(b)(c)	13,857	8,644,274
		22,868,986
Information Technology 26.73%(d)
Bill.com Holdings, Inc.(a)(c)	17,500	5,150,425
Cisco Systems, Inc.(c)	158,500	8,871,245
Crowdstrike Holdings, Inc. - Class A(a)(c)	16,990	4,787,782
Dynatrace, Inc.(a)(c)	50,400	3,780,000
Five9, Inc.(a)(c)	26,470	4,182,525
HubSpot, Inc.(a)(b)(c)	5,290	4,286,117
Microsoft Corp.(b)(c)	59,270	19,655,117
Paycom Software, Inc.(a)(b)(c)	8,970	4,914,214
ServiceNow, Inc.(a)(c)	10,660	7,438,122
Shopify, Inc. - Class A(a)	2,820	4,136,179
Twilio, Inc. - Class A(a)(c)	14,890	4,338,350
		71,540,076

TOTAL COMMON STOCKS
(Cost $314,915,285)		356,177,733

WARRANTS 0.37%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051	57,290	984,242

TOTAL WARRANTS
(Cost $906,804)		984,242

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2021

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.15%
Call Options Purchased 0.15%
Eurodollar Future Option
12/14/21, $100, $654,405,713	2,623	$16,394
12/14/21, $99.875, $997,950,000	4,000	25,000
Jazz Pharmaceuticals PLC
12/17/21, $125, $3,592,080	270	355,050

Total Call Options Purchased
(Cost $2,340,782)		396,444

	Principal
Description/Maturity Date/Rate	Amount	Value
CONVERTIBLE CORPORATE BONDS 0.04%
Health Care
Amphivena Convertible Note PP 12/31/2049 (e)(f)(g)(h)(i)	$108,750	108,750

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $108,750)		108,750

GOVERNMENT & AGENCY OBLIGATIONS 10.27%
U.S. Treasury Bonds
08/15/2041, 1.750%	10,000,000	9,629,687
U.S. Treasury Notes
09/30/2023, 0.250%	10,000,000	9,960,156
06/30/2028, 1.250%(c)	8,000,000	7,902,969

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $27,542,387)		27,492,812

	Shares	Value
SHORT-TERM INVESTMENTS 6.71%
Money Market Funds 6.71%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	17,951,153	17,951,153

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,951,153)		17,951,153

Total Investments - 150.60%
(Cost $363,765,161)		403,111,134

Liabilities in Excess of Other Assets - (50.60%)(j)		(135,436,477)

NET ASSETS - 100.00%		$267,674,657
SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (9.25%)
Consumer Discretionary (1.33%)
Wynn Resorts, Ltd.(a)	(39,600)	$(3,556,080)

Financials (0.48%)
Mediobanca Banca di Credito Finanziario SpA(a)	(67,513)	(805,036)
Societe Generale S.A.(a)	(14,196)	(473,200)
		(1,278,236)
Health Care (2.47%)
AbbVie, Inc.(a)	(35,430)	(4,062,758)
AstraZeneca PLC - Sponsored ADR(a)	(41,100)	(2,563,818)
		(6,626,576)
Information Technology (4.97%)
Atlassian Corp. PLC(a)	(4,600)	(2,107,398)
International Business Machines Corp.	(55,800)	(6,980,580)
MongoDB, Inc.(a)	(3,800)	(1,980,902)
Zscaler, Inc.(a)	(7,000)	(2,232,020)
		(13,300,900)
TOTAL COMMON STOCKS
(Proceeds $24,073,758)		(24,761,792)

EXCHANGE TRADED FUNDS (2.76%)
SPDR S&P® Biotech ETF(a)	(59,240)	(7,393,745)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $7,821,944)		(7,393,745)

TOTAL SECURITIES SOLD SHORT
(Proceeds $31,895,702)		$(32,155,537)

Investment Abbreviations:

FEDEF - Federal Funds Effective Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2021 was 0.07%

See Notes to the Financial Statements.

Annual Report | October 31, 2021	25

Clough Global Equity Fund	Statement of Investments

October 31, 2021

(a)	Non-income producing security.

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2021.

(c)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, future contracts or borrowings. As of October 31, 2021, the aggregate market value of those securities was $299,568,384, representing 111.92% of net assets. (See Note 1)

(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(e)	Restricted Security (See Note 1).

(f)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2021, these securities had an aggregate value of $3,419,556 or 1.28% of net assets.

(g)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2021, these securities had an aggregate value of $3,140,674 or 1.17% of net assets.

(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)

(i)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2021, these securities had an aggregate value of $3,140,674 or 1.17% of total net assets.

(j)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2021

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	53	February 2022	$4,238,940	$660,160	$660,160

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$12,353,650	1D FEDEF - 250 bps	1D FEDEF	1/3/2022	$15,233,080	$2,879,430
Morgan Stanley	Innolux Corp.	(4,785,684)	1D FEDEF - 1000 bps	1D FEDEF	8/17/2023	(4,425,348)	360,336
		7,567,966				10,807,732	3,239,766

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Optronic Corp.	$(4,467,529)	1D FEDEF - 1275 bps	1D FEDEF	8/17/2023	$(4,828,912)	$(361,383)
TOTAL		$3,100,437				$5,978,820	$2,878,383

*	Payment made when swap contract closes.

See Notes to the Financial Statements.

Annual Report | October 31, 2021	27

Clough Global Opportunities Fund	Statement of Investments

October 31, 2021

	Shares	Value
COMMON STOCKS 128.69%
Communication Services 8.12%
Alphabet, Inc. - Class C(a)(b)	2,076	$6,156,191
Sea, Ltd. - ADR(a)(b)	28,220	9,695,545
T-Mobile US, Inc.(a)(b)(c)	83,720	9,630,312
ViacomCBS, Inc. - Class B(b)(c)	285,700	10,348,054
ZoomInfo Technologies, Inc.(a)(b)	65,700	4,416,354
		40,246,456

Consumer Discretionary 36.08%(d)
Amazon.com, Inc.(a)(b)(c)	9,435	31,818,877
ANTA Sports Products, Ltd.	179,000	2,797,558
BYD Co., Ltd. - Class H	589,000	22,453,236
Carnival Corp.(a)(b)(c)	742,640	16,456,903
Carvana Co.(a)(b)(c)	53,623	16,257,421
DR Horton, Inc.(b)(c)	184,700	16,488,169
Lennar Corp. - Class A(b)(c)	152,229	15,212,244
Royal Caribbean Cruises Ltd.(a)(b)(c)	230,147	19,431,311
Tesla, Inc.(a)(b)(c)	34,060	37,942,840
		178,858,559

Energy 3.02%
Exxon Mobil Corp.(b)(c)	232,000	14,957,040

Financials 17.78%
Equitable Holdings, Inc.(b)(c)	443,200	14,847,200
Fidelity National Financial, Inc.(b)	469,250	22,481,767
First American Financial Corp.(b)	328,070	23,995,040
PennyMac Financial Services, Inc.(b)	432,292	26,828,042
		88,152,049

Health Care 28.98%(d)
1Life Healthcare, Inc.(a)(b)(c)	168,400	3,647,544
AbCellera Biologics, Inc.(a)(b)(c)	347,797	5,463,891
Acadia Healthcare Co., Inc.(a)(b)	72,140	4,472,680
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)(i)	780,326	3,228,053
Apellis Pharmaceuticals, Inc.(a)(b)(c)	55,016	1,691,192
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)(i)	969,881	2,096,883
Arcellx, Inc. - Series C(a)(e)(f)(g)(i)	180,924	391,158
Arvinas, Inc.(a)(b)(c)	109,100	9,445,878
Brookdale Senior Living, Inc.(a)(b)	215,700	1,402,050
C4 Therapeutics, Inc.(a)(b)	156,881	6,968,654
Centrexion Therapeutics Corp.(a)(e)(g)(i)	14,166	179,455
Centrexion Therapeutics Corp. - Series D Preferred Shares(a)(e)(f)(g)(h)(i)	217,952	2,761,016
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	637,346	2,402,794
Community Health Systems, Inc.(a)(b)(c)	191,000	2,502,100
CRISPR Therapeutics AG(a)(b)(c)	46,798	4,274,061
	Shares	Value
Health Care (continued)
Hologic, Inc.(a)(b)	82,890	$6,076,666
Jazz Pharmaceuticals PLC(a)(b)(c)	51,830	6,895,463
Johnson & Johnson(b)	59,140	9,632,723
Kymera Therapeutics, Inc.(a)(b)(c)	124,644	7,339,039
McKesson Corp.(b)(c)	63,536	13,207,864
Merck & Co., Inc.	96,200	8,470,410
Mirati Therapeutics, Inc.(a)(b)	26,820	5,069,516
Nurix Therapeutics, Inc.(a)(b)(c)	216,148	7,230,150
Pfizer, Inc.(b)(c)	127,410	5,572,913
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	12,520	8,012,049
Thermo Fisher Scientific, Inc.(b)	5,458	3,455,296
Vertex Pharmaceuticals, Inc.(a)(b)(c)	45,903	8,488,842
Zoetis, Inc.(b)	15,225	3,291,645
		143,669,985

Industrials 7.77%
Airbus SE(a)	61,973	7,923,488
The Boeing Co.(a)(b)	58,095	12,027,408
Raytheon Technologies Corp.(b)	58,000	5,153,880
TransDigm Group, Inc.(a)(b)(c)	21,473	13,395,287
		38,500,063

Information Technology 26.94%(d)
Bill.com Holdings, Inc.(a)(b)	32,650	9,609,222
Cisco Systems, Inc.(b)(c)	295,000	16,511,150
Crowdstrike Holdings, Inc. - Class A(a)(b)	31,610	8,907,698
Dynatrace, Inc.(a)(b)	100,600	7,545,000
Five9, Inc.(a)(b)	49,120	7,761,451
HubSpot, Inc.(a)(b)	9,850	7,980,766
Microsoft Corp.(b)	110,090	36,508,046
Paycom Software, Inc.(a)(b)(c)	16,680	9,138,138
ServiceNow, Inc.(a)(b)	19,815	13,826,114
Shopify, Inc. - Class A(a)	5,240	7,685,665
Twilio, Inc. - Class A(a)(b)(c)	27,790	8,096,894
		133,570,144

TOTAL COMMON STOCKS
(Cost $565,070,058)		637,954,296

WARRANTS 0.37%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051	106,634	1,831,972

TOTAL WARRANTS
(Cost $1,687,582)		1,831,972

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2021

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.15%
Call Options Purchased 0.15%
Eurodollar Future Option
12/14/21, $100, $1,323,032,213	5,303	$33,144
12/14/21, $99.875, $1,970,951,250	7,900	49,375
Jazz Pharmaceuticals PLC
12/17/21, $125, $6,784,040	510	670,650

Total Call Options Purchased
(Cost $4,615,034)		753,169

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 9.77%
Communication Services
Alphabet, Inc.
08/15/2060, 2.250%(b)	$3,500,000	3,148,640
Electronic Arts, Inc.
02/15/2051, 2.950%(b)	3,400,000	3,321,050
		6,469,690

Financials
JPMorgan Chase & Co.
11/19/2041, 1D US SOFR + 1.510%(j)	3,000,000	2,853,176

Fixed Income
Boeing Co.
02/01/2031, 3.625%	4,000,000	4,262,244
Catholic Health Services of Long Island Obligated Group
Series 2020, 07/01/2050, 3.368%	1,000,000	1,056,861
Hexcel Corp.
08/15/2025, 4.950%	1,000,000	1,104,083
02/15/2027, 4.200%(b)	5,000,000	5,414,118
Main Street Capital Corp.
07/14/2026, 3.000%	1,500,000	1,514,809
Marvell Technology, Inc.
06/22/2028, 4.875%(e)	3,500,000	4,035,221
Morgan Stanley
09/16/2036, 1D US SOFR + 1.360%(j)	3,000,000	2,916,868
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(e)(f)	1,510,000	1,523,945
SVB Financial Group
Series D, Perpetual Maturity, 5Y US TI + 3.074%(j)(k)	4,000,000	4,019,500
Tractor Supply Co.
11/01/2030, 1.750%	3,000,000	2,860,175
	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Volkswagen Group of America Finance LLC
11/24/2027, 1.625%(e)(f)	$3,000,000	$2,934,975
		31,642,799

Health Care
Johnson & Johnson
09/01/2050, 2.250%(b)	4,200,000	4,034,211

Information Technology
Microsoft Corp.
06/01/2050, 2.525%(b)	3,500,000	3,449,074

TOTAL CORPORATE BONDS
(Cost $48,717,235)		48,448,950

CONVERTIBLE CORPORATE BONDS 0.31%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%(b)(c)	1,200,000	1,286,280

Health Care
Amphivena Convertible Note PP
12/31/2049 (e)(f)(g)(h)(i)	253,750	253,750

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,462,895)		1,540,030

GOVERNMENT & AGENCY OBLIGATIONS 6.01%
U.S. Treasury Bonds
08/15/2041, 1.750%	4,000,000	3,851,875
U.S. Treasury Notes
09/30/2023, 0.250%	15,000,000	14,940,234
06/30/2024, 1.750%	3,000,000	3,083,789
06/30/2028, 1.250%(b)	8,000,000	7,902,969

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $29,983,555)		29,778,867

	Shares	Value
SHORT-TERM INVESTMENTS 5.27%
Money Market Funds 5.27%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	26,131,426	26,131,426

TOTAL SHORT-TERM INVESTMENTS
(Cost $26,131,426)		26,131,426

See Notes to the Financial Statements.

Annual Report | October 31, 2021	29

Clough Global Opportunities Fund	Statement of Investments

October 31, 2021

Value
Total Investments - 150.57%
(Cost $677,667,785)	$746,438,710

Liabilities in Excess of Other Assets - (50.57%)(l)	(250,704,671)

NET ASSETS - 100.00%	$495,734,039

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (9.43%)
Consumer Discretionary (1.33%)
Wynn Resorts, Ltd.(a)	(73,600)	(6,609,280)

Financials (0.58%)
Mediobanca Banca di Credito Finanziario SpA(a)	(157,505)	(1,878,116)
Societe Generale S.A.(a)	(30,516)	(1,017,200)
		(2,895,316)

Health Care (2.52%)
AbbVie, Inc.(a)	(67,050)	(7,688,623)
AstraZeneca PLC - Sponsored ADR(a)	(77,100)	(4,809,498)
		(12,498,121)

Information Technology (5.00%)
Atlassian Corp. PLC(a)	(8,600)	(3,939,918)
International Business Machines Corp.	(103,800)	(12,985,380)
MongoDB, Inc.(a)	(7,100)	(3,701,159)
Zscaler, Inc.(a)	(13,000)	(4,145,180)
		(24,771,637)

TOTAL COMMON STOCKS
(Proceeds $45,355,497)		(46,774,354)

EXCHANGE TRADED FUNDS (2.78%)
SPDR S&P® Biotech ETF(a)	(110,310)	(13,767,791)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $14,565,137)		(13,767,791)

TOTAL SECURITIES SOLD SHORT
(Proceeds $59,920,634)		$(60,542,145)

Investment Abbreviations:

FEDEF - Federal Funds Effective Rate

SOFR- Secured Overnight Financing Rate

TI - Treasury Index

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2021 was 0.07%

SOFR Rates:

1D SOFR as of October 31, 2021 was 0.05%

TI Rates:

5Y TI as of October 31, 2021 was 1.18%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, future contracts or borrowings. As of October 31, 2021, the aggregate market value of those securities was $555,398,676, representing 112.04% of net assets. (See Note 1)

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2021.

(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(e)	Restricted Security (See Note 1).

(f)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2021, these securities had an aggregate value of $17,225,001 or 3.47% of net assets.

(g)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2021, these securities had an aggregate value of $8,085,952 or 1.63% of net assets.

(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)

(i)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2021, these securities had an aggregate value of $8,085,952 or 1.63% of total net assets.

(j)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(k)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(l)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2021

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/(Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	103	February 2022	$8,237,940	$1,282,953	$1,282,953

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$22,956,680	1D FEDEF - 250 bps	1D FEDEF	1/3/2022	$28,357,440	$5,400,760
Morgan Stanley	Innolux Corp.	(8,891,373)	1D FEDEF - 1000 bps	1D FEDEF	8/17/2023	(8,217,131)	674,242
		18,248,923				24,323,925	6,075,002

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Optronic Corp.	$(8,296,730)	1D FEDEF - 1275 bps	1D FEDEF	8/17/2023	$(8,966,697)	$(669,967)
TOTAL		$5,768,577				$11,173,612	$5,405,035

*	Payment made when swap contract closes.

See Notes to the Financial Statements.

Annual Report | October 31, 2021	31

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2021

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:
Investments, at value (Cost - see below)*	$188,711,220	$403,111,134	$746,438,710
Cash	97,886	773,159	373,636
Variation margin receivable	720	1,590	3,090
Deposit with broker for futures contracts	658,818	1,269,820	2,507,576
Deposit with broker for securities sold short	10,183,606	18,025,923	33,994,780
Deposit with broker for total return swap contracts	2,294,849	15,509,068	29,221,519
Unrealized appreciation on total return swap contracts	173,180	3,239,766	6,075,002
Dividends receivable	4,077	7,732	17,659
Interest receivable	573,462	56,631	430,065
Receivable for investments sold	0	949,460	2,059,883
Receivable for shares sold	234,028	443,577	1,053,991
Prepaid offering costs	61,037	74,881	160,312
Total Assets	202,992,883	443,462,741	822,336,223
LIABILITIES:
Foreign currency due to custodian (Cost $559,196, $2,006,870 and $3,750,493)	559,196	2,006,870	3,750,493
Notes payable and other debt	61,543,788	131,593,628	245,674,796
Securities sold short, at value (Proceeds $11,349,526, $31,895,702 and $59,920,634)	11,721,309	32,155,537	60,542,145
Payable for investments purchased	4,067,849	8,709,316	14,176,332
Unrealized depreciation on total return swap contracts	165,704	361,383	669,967
Payable for total return swap contracts payments	13,168	106,377	200,361
Dividends payable - short sales	21,307	46,059	87,165
Accrued investment advisory fee	122,780	336,003	694,987
Accrued administration fee	100,453	238,437	441,834
Accrued trustees fee	3,050	3,050	3,050
Other payables and accrued expenses	188,874	231,424	361,054
Total Liabilities	78,507,478	175,788,084	326,602,184
Net Assets	$124,485,405	$267,674,657	$495,734,039
Cost of Investments	$173,888,249	$363,765,161	$677,667,785
COMPOSITION OF NET ASSETS:
Paid-in capital	$109,292,153	$217,903,577	$411,819,991
Distributable earnings/(Accumulated loss)	15,193,252	49,771,080	83,914,048
Net Assets	$124,485,405	$267,674,657	$495,734,039
Shares of common stock outstanding of no par value, unlimited shares authorized	11,301,293	17,716,078	40,086,612
Net asset value per share	$11.02	$15.11	$12.37

* Securities Loaned, at value	$57,104,975	$124,093,856	$232,107,448
See Notes to the Financial Statements.
32	www.cloughglobal.com

Clough Global Funds	Statements of Operations
For the year ended October 31, 2021

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $53,968, $76,752 and $150,958)	$2,119,865	$3,293,373	$6,010,504
Interest on investment securities	943,657	(68,517)	593,419
Hypothecated securities income (See Note 6)	23,115	106,158	208,890
Total Income	3,086,637	3,331,014	6,812,813
EXPENSES:
Investment advisory fee	1,240,741	3,430,373	7,347,234
Administration fee	516,349	1,230,607	2,362,298
Interest on loan	474,759	986,976	1,911,164
Trustees fee	153,720	153,720	153,720
Dividend expense - short sales	170,433	355,062	684,942
Other expenses	289	264	289
Total Expenses	2,556,291	6,157,002	12,459,647
Net Investment Income/(Loss)	530,346	(2,825,988)	(5,646,834)
NET REALIZED GAIN/(LOSS) ON:
Investment securities	17,211,462	43,501,839	83,930,716
Futures contracts	2,662,951	4,691,077	9,387,436
Securities sold short	(5,872,899)	(12,510,160)	(24,739,759)
Written options	1,109,913	2,254,439	4,285,514
Total return swap contracts	2,712,877	7,225,260	14,482,602
Foreign currency transactions	(54,201)	(91,097)	(170,097)
Net realized gain	17,770,103	45,071,358	87,176,412
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	5,673,348	22,284,328	38,287,166
Futures contracts	(2,037,891)	(3,461,026)	(6,958,697)
Securities sold short	(409,362)	(342,720)	(930,832)
Total return swap contracts	(1,339,740)	(188,683)	(746,325)
Translation of assets and liabilities denominated in foreign currencies	436	1,348	1,649
Net change in unrealized appreciation	1,886,791	18,293,247	29,652,961
Net Realized and Unrealized Gain	19,656,894	63,364,605	116,829,373
Net Increase in Net Assets Attributable to Common Shares from Operations	$20,187,240	$60,538,617	$111,182,539

See Notes to the Financial Statements.
Annual Report | October 31, 2021	33

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
COMMON SHAREHOLDERS OPERATIONS:

Net investment income	$530,346	$1,015,242
Net realized gain/(loss)	17,770,103	(13,521,501)
Net change in unrealized appreciation	1,886,791	5,996,960
Net Increase/(Decrease) in Net Assets From Operations	20,187,240	(6,509,299)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(3,855,628)	(1,688,271)
Tax return of capital	(7,067,306)	(8,474,985)
Net Decrease in Net Assets from Distributions	(10,922,934)	(10,163,256)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	29,000,424	—
Reinvestment of dividends	466,418	—
Offering costs	(261,801)	18,333(a )
Net Increase in Net Assets From Share Transactions	29,205,041	18,333

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	38,469,347	(16,654,222)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	86,016,058	102,670,280
End of period	$124,485,405	$86,016,058

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.
34	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(2,825,988)	$(1,187,190)
Net realized gain	45,071,358	1,379,695
Net change in unrealized appreciation	18,293,247	15,430,483
Net Increase in Net Assets From Operations	60,538,617	15,622,988

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(23,035,803)	(17,436,909)
Net Decrease in Net Assets from Distributions	(23,035,803)	(17,436,909)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	60,403,350	—
Reinvestment of dividends	524,584	—
Offering costs	(298,016)	18,856(a )
Net Increase in Net Assets From Share Transactions	60,629,918	18,856

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	98,132,732	(1,795,065)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	169,541,925	171,336,990
End of period	$267,674,657	$169,541,925

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.
Annual Report | October 31, 2021	35

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(5,646,834)	$(2,442,073)
Net realized gain	87,176,412	10,206,130
Net change in unrealized appreciation	29,652,961	24,234,871
Net Increase in Net Assets From Operations	111,182,539	31,998,928

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(44,110,259)	(27,266,481)
Tax return of capital	—	(7,249,086)
Net Decrease in Net Assets from Distributions	(44,110,259)	(34,515,567)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	90,421,624	—
Reinvestment of dividends	967,110	—
Offering costs	(488,236)	— (a)
Net Increase in Net Assets From Share Transactions	90,900,498	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	157,972,778	(2,516,639)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	337,761,261	340,277,900
End of period	$495,734,039	$337,761,261

(a)	Offering expenses in fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.
36	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows
For the year ended October 31, 2021

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$20,187,240	$60,538,617	$111,182,539
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(259,573,465)	(699,504,394)	(1,408,448,067)
Proceeds from disposition of investment securities	232,533,977	646,561,100	1,332,898,412
Proceeds from securities sold short transactions	55,568,267	122,974,387	234,212,139
Cover securities sold short transactions	(59,922,542)	(121,632,733)	(235,653,033)
Premiums received from written options transactions	1,220,898	3,274,913	6,515,649
Premiums paid on closing written options transactions	(110,985)	(890,089)	(1,974,817)
Purchased options transactions	(2,977,887)	(10,967,748)	(20,965,762)
Proceeds from purchased options transactions	2,291,161	6,101,444	12,108,064
Net purchases of short-term investment securities	(404,922)	(14,643,916)	(16,473,205)
Net realized (gain)/loss on:
Investment securities	(17,211,462)	(43,501,839)	(83,930,716)
Securities sold short	5,872,899	12,510,160	24,739,759
Written options	(1,109,913)	(2,254,439)	(4,285,514)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(5,673,348)	(22,284,328)	(38,287,166)
Securities sold short	409,362	342,720	930,832
Total return swap contracts	1,339,740	188,683	746,325
Net amortization/(accretion) of premiums/discounts	285,571	80,351	338,367
(Increase)/Decrease in assets:
Dividends receivable	63,055	122,887	230,903
Interest receivable	(326,813)	37,666	(34,913)
Variation margin receivable	(720)	(1,590)	(3,090)
Deferred/Prepaid offering costs	(61,037)	(74,881)	(55,499)
Increase/(Decrease) in liabilities:
Interest due on loan payable	3,710	20,615	29,961
Variation margin payable for futures contracts	(22,700)	(39,525)	(79,463)
Payable for total return swap contracts payments	(27,474)	3,188	(6,692)
Dividends payable - short sales	21,307	46,059	87,165
Interest payable - margin account	(2,869)	(5,236)	(10,737)
Accrued investment advisory fee	31,790	110,282	197,157
Accrued administration fee	62,475	157,249	281,597
Accrued trustees fee	3,050	3,050	3,050
Other payables and accrued expenses	183,744	214,242	360,843
Net cash used in operating activities	(27,347,891)	(62,513,105)	(85,345,912)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	11,000,000	39,500,000	63,000,000
Proceeds from sales of shares, net of offering costs	28,504,595	59,661,757	88,879,397
Reinvestment of dividends	466,418	524,584	967,110
Cash distributions paid	(10,922,934)	(23,035,803)	(44,110,259)
Payable due to custodian	559,196	2,006,870	3,750,493
Net cash provided by financing activities	29,607,275	78,657,408	112,486,741

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	2,259,384	16,144,303	27,140,829

Cash and restricted cash, beginning of year	$10,975,775	$19,433,667	$38,956,682
Cash and restricted cash, end of year	$13,235,159	$35,577,970	$66,097,511

See Notes to the Financial Statements.
Annual Report | October 31, 2021	37

Clough Global Funds	Statements of Cash Flows
For the year ended October 31, 2021

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$466,418	$524,584	$967,110
Cash paid during the year for interest from loan payable:	$471,049	$966,361	$1,881,203

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$293,873	$413,608	$470,621
Foreign Currency, at value	8	13	7
Deposit with broker
Futures	520,895	903,229	1,816,307
Securities sold short	6,870,791	11,915,140	23,968,068
Total return swaps	3,290,208	6,201,677	12,701,679

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$97,886	$773,159	$373,636
Deposit with broker
Futures	658,818	1,269,820	2,507,576
Securities sold short	10,183,606	18,025,923	33,994,780
Total return swaps	2,294,849	15,509,068	29,221,519

See Notes to the Financial Statements.
38	www.cloughglobal.com

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Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.23	$12.21	$12.54	$14.76
Income from investment operations:
Net investment income/(loss)*	0.06	0.12	0.16	0.22
Net realized and unrealized gain/(loss) on investments	2.28	(0.89)	1.08	(1.15)
Total Income/(Loss) from Investment Operations	2.34	(0.77)	1.24	(0.93)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.20)	(0.06)	–
Net realized gains	(0.41)	–	(0.53)	(0.17)
Tax return of capital	(0.76)	(1.01)	(0.64)	(1.23)
Total Distributions to Common Shareholders	(1.17)	(1.21)	(1.23)	(1.40)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	(0.38)	–	(0.34)	0.11
Total Capital Share Transactions	(0.38)	–	(0.34)	0.11
Net asset value - end of period	$11.02	$10.23	$12.21	$12.54
Market price - end of period	$11.43	$8.73	$10.96	$11.28

Total Investment Return - Net Asset Value:(4)	23.34%	(4.91)%	11.75%	(5.18)%
Total Investment Return - Market Price:(5)	49.90%	(9.59)%	11.51%	(11.10)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$124,485	$86,016	$102,670	$87,880
Ratios to average net assets attributable to common shareholders:
Total expenses	2.38%	2.98%	3.66%	3.48%
Total expenses excluding interest expense and dividends on short sales expense	1.78%	1.89%	1.85%	1.84%
Net investment income/(loss)	0.49%	1.10%	1.30%	1.55%
Portfolio turnover rate	147%	229%	253%	109%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$61,500	$50,500	$49,500	$55,000
Asset Coverage Per $1,000	$3,024	$2,703	$3,074	$2,598

See Notes to the Financial Statements.

40	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

$13.79		$15.65	$16.96	$17.51		$17.38	$16.30

0.12		(0.01)	(0.27)	(0.12)		(0.26)	(0.01)

2.14		(0.46)	0.38	0.31		1.90	2.29
2.26		(0.47)	0.11	0.19		1.64	2.28

(0.37)		–	(0.07)	(0.14)		(0.24)	(0.90)
–		(0.59)	(1.34)	(0.60)		(1.27)	(0.30)
(0.92)		(0.80)	–	–		–	–
(1.29)		(1.39)	(1.41)	(0.74)		(1.51)	(1.20)

(0.00	)(3)	–	(0.01)	–		–	–
(0.00	)(3)	–	(0.01)	–		–	–
$14.76		$13.79	$15.65	$16.96		$17.51	$17.38
$14.16		$11.62	$13.60	$14.60		$15.18	$15.07
17.89%		(1.14)%	1.61%	1.68%		11.14%	16.19%
34.22%		(4.14)%	2.57%	0.97%		11.12%	17.81%

$153,233		$143,319	$162,651	$176,968		$182,737	$181,309

2.94%		3.65%	3.95%	3.25	%(6)	3.34%	3.24%

1.99%		2.09%	2.17%	2.00	%(6)	1.94%	1.93%
0.87%		(0.08)%	(1.58)%	(1.15	)%(6)	(1.47)%	(0.04)%
149%		205%	172%	110%		179%	250%

$72,000		$72,000	$93,300	$93,300		$93,300	$89,800
$3,128		$2,991	$2,743	$2,897		$2,959	$3,019

See Notes to the Financial Statements.

Annual Report | October 31, 2021	41

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.

(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

(3)	Less than $0.005.

(4)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(5)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(6)	Annualized.

See Notes to the Financial Statements.

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Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.81	$12.95	$13.55	$14.50
Income from investment operations:
Net investment income/(loss)*	(0.19)	(0.09)	(0.06)	0.01
Net realized and unrealized gain/(loss) on investments	4.72	1.27	1.15	0.41
Total Income/(Loss) from Investment Operations	4.53	1.18	1.09	0.42

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.12)	(0.60)	–	–
Net realized gains	(1.44)	(0.72)	(1.34)	(1.50)
Tax return of capital	–	–	–	–
Total Distributions to Common Shareholders	(1.56)	(1.32)	(1.34)	(1.50)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	(0.67)	–	(0.35)	0.13
Total Capital Share Transactions	(0.67)	–	(0.35)	0.13
Net asset value - end of period	$15.11	$12.81	$12.95	$13.55
Market price - end of period	$15.27	$10.78	$11.77	$13.21

Total Investment Return - Net Asset Value:(3)	36.34%	11.47%	9.40%	3.99%
Total Investment Return - Market Price:(5)	63.73%	3.21%	1.99%	7.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$267,675	$169,542	$171,337	$149,379
Ratios to average net assets attributable to common shareholders:
Total expenses	2.64%	3.23%	3.94%	3.63%
Total expenses excluding interest expense and dividends on short sales expense	2.07%	2.20%	2.18%	2.13%
Net investment income/(loss)	(1.21)%	(0.70)%	(0.45)%	0.06%
Portfolio turnover rate	194%	256%	297%	115%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$131,500	$92,000	$84,500	$85,000
Asset Coverage Per $1,000	$3,036	$2,843	$3,028	$2,757

See Notes to the Financial Statements.

44	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

$12.70		$15.10		$16.47	$17.15		$16.63	$15.53

(0.02)		(0.23)		(0.45)	(0.17)		(0.33)	(0.06)

3.06		(0.84)		0.46	0.23		2.33	2.32
3.04		(1.07)		(0.01)	0.06		2.00	2.26

(0.13)		–		(0.04)	(0.08)		(0.38)	(0.87)
–		(0.90)		(1.32)	(0.66)		(1.10)	(0.29)
(1.11)		(0.43)		–	–		–	–
(1.24)		(1.33)		(1.36)	(0.74)		(1.48)	(1.16)

(0.00	)(2)	–		(0.02)	–		–	–
(0.00	)(2)	–		(0.02)	–		–	–
$14.50		$12.70		$15.10	$16.47		$17.15	$16.63
$13.66		$10.69		$12.92	$14.34		$15.42	$14.70
25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%	16.90%
41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%	22.60%

$255,870		$224,187		$266,576	$293,829		$305,958	$296,710

3.14%		4.21%		4.56%	3.68	%(6)	3.76%	3.67%

2.21%		2.59%		2.77%	2.42	%(6)	2.36%	2.35%
(0.14)%		(1.70)%		(27.30)%	(1.68	)%(6)	(1.95)%	(0.37)%
141%		182%		154%	102%		166%	250%

$113,000		$113,000		$156,000	$156,000		$156,000	$147,000
$3,264		$2,984		$2,709	$2,884		$2,961	$3,018

See Notes to the Financial Statements.

Annual Report | October 31, 2021	45

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.

(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

(2)	Less than $0.005.

(3)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(4)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.

(5)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(6)	Annualized.

See Notes to the Financial Statements.

46	www.cloughglobal.com

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Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.48	$10.56	$10.63	$12.09
Income from investment operations:
Net investment loss*	(0.16)	(0.08)	(0.04)	(0.01)
Net realized and unrealized gain/(loss) on investments	3.60	1.07	1.03	(0.35)
Total Income/(Loss) from Investment Operations	3.44	0.99	0.99	(0.36)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	(0.71)	–	–
Net realized gains	(1.27)	(0.14)	(0.71)	(0.76)
Tax return of capital	–	(0.22)	(0.35)	(0.45)
Total Distributions to Common Shareholders	(1.27)	(1.07)	(1.06)	(1.21)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	(0.28)	–	–	0.11
Total Capital Share Transactions	(0.28)	–	–	0.11
Net asset value - end of period	$12.37	$10.48	$10.56	$10.63
Market price - end of period	$12.87	$8.84	$9.19	$9.56

Total Investment Return - Net Asset Value:(3)	34.71%	11.91%	11.08%	(1.78)%
Total Investment Return - Market Price:(4)	66.16%	8.46%	7.49%	(6.48)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$495,734	$337,761	$340,278	$342,584
Ratios to average net assets attributable to common shareholders:
Total expenses	2.78%	3.42%	4.14%	3.81%
Total expenses excluding interest expense and dividends on short sales expense	2.20%	2.35%	2.33%	2.26%
Net investment loss	(1.26)%	(0.73)%	(0.39)%	(0.05)%
Portfolio turnover rate	209%	261%	306%	120%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$245,500	$182,500	$178,000	$207,000
Asset Coverage Per $1,000	$3,019	$2,851	$2,912	$2,655

See Notes to the Financial Statements.

48	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

$11.07		$12.92	$14.11	$14.67		$14.64	$13.84

(0.02)		(0.15)	(0.35)	(0.15)		(0.32)	(0.09)

2.11		(0.54)	0.36	0.26		1.72	1.97
2.09		(0.69)	0.01	0.11		1.40	1.88

(0.14)		–	–	–		(0.11)	(1.08)
–		(0.18)	(1.19)	(0.67)		(1.26)	–
(0.93)		(0.98)	–	–		–	–
(1.07)		(1.16)	(1.19)	(0.67)		(1.37)	(1.08)

(0.00	)(2)	–	(0.01)	–		–	–
(0.00	)(2)	–	(0.01)	–		–	–
$12.09		$11.07	$12.92	$14.11		$14.67	$14.64
$11.42		$9.04	$11.25	$12.18		$12.75	$12.87
20.99%		(3.48)%	1.13%	1.39%		11.26%	15.87%
39.95%		(9.49)%	1.93%	0.70%		9.99%	19.67%

$623,361		$570,931	$666,588	$729,855		$759,084	$757,452

3.23%		4.32%	4.62%	3.86	%(5)	3.97%	3.86%

2.27%		2.73%	2.82%	2.60	%(5)	2.55%	2.52%
(0.16)%		(1.33)%	(2.47)%	(1.76	)%(5)	(2.15)%	(0.64)%
165%		191%	176%	111%		178%	241%

$292,000		$292,000	$388,900	$388,900		$388,900	$388,900
$3,135		$2,955	$2,714	$2,877		$2,952	$2,948

See Notes to the Financial Statements.

Annual Report | October 31, 2021	49

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

*	Based on average shares outstanding.

(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

(2)	Less than $0.005.

(3)	Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(4)	Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(5)	Annualized.

See Notes to the Financial Statements.

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2021	51

Clough Global Funds	Notes to Financial Statements
October 31, 2021

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2021, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$105,860,497	$–	$–	$105,860,497
Preferred Stocks	1,149,468	–	–	1,149,468
Purchased Options	22,131	–	–	22,131
Corporate Bonds	–	42,027,996	–	42,027,996
Convertible Corporate Bonds	–	3,211,640	–	3,211,640
Asset-Backed Securities	–	48,408	–	48,408
Government & Agency Obligations	–	31,881,725	–	31,881,725
Short-Term Investments	4,509,355	–	–	4,509,355
TOTAL	$111,541,451	$77,169,769	$–	$188,711,220

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$298,941	$–	$–	$298,941
Total Return Swap Contracts**	–	173,180	–	173,180
Liabilities
Securities Sold Short
Common Stocks	(11,721,309)	–	–	(11,721,309)
Total Return Swap Contracts**	–	(165,704)	–	(165,704)
TOTAL	$(11,422,368)	$7,476	$–	$(11,414,892)

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2021

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$22,958,662	$–	$–	$22,958,662
Consumer Discretionary	97,047,207	–	–	97,047,207
Energy	8,039,409	–	–	8,039,409
Financials	50,145,507	–	–	50,145,507
Health Care	80,212,151	–	3,365,735	83,577,886
Industrials	22,868,986	–	–	22,868,986
Information Technology	71,540,076	–	–	71,540,076
Warrants	984,242	–	–	984,242
Purchased Options	396,444	–	–	396,444
Convertible Corporate Bonds	–	–	108,750	108,750
Government & Agency Obligations	–	27,492,812	–	27,492,812
Short-Term Investments	17,951,153	–	–	17,951,153
TOTAL	$372,143,837	$27,492,812	$3,474,485	$403,111,134

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$660,160	$–	$–	$660,160
Total Return Swap Contracts**	–	3,239,766	–	3,239,766
Liabilities
Securities Sold Short
Common Stocks	(24,761,792)	–	–	(24,761,792)
Exchange Traded Funds	(7,393,745)	–	–	(7,393,745)
Total Return Swap Contracts**	–	(361,383)	–	(361,383)
TOTAL	$(31,495,377)	$2,878,383	$–	$(28,616,994)

Annual Report | October 31, 2021	53

Clough Global Funds	Notes to Financial Statements
October 31, 2021

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$40,246,456	$–	$–	$40,246,456
Consumer Discretionary	178,858,559	–	–	178,858,559
Energy	14,957,040	–	–	14,957,040
Financials	88,152,049	–	–	88,152,049
Health Care	135,013,420	–	8,656,565	143,669,985
Industrials	38,500,063	–	–	38,500,063
Information Technology	133,570,144	–	–	133,570,144
Warrants	1,831,972	–	–	1,831,972
Purchased Options	753,169	–	–	753,169
Corporate Bonds	–	48,448,950	–	48,448,950
Convertible Corporate Bonds	–	1,286,280	253,750	1,540,030
Government & Agency Obligations	–	29,778,867	–	29,778,867
Short-Term Investments	26,131,426	–	–	26,131,426
TOTAL	$658,014,298	$79,514,097	$8,910,315	$746,438,710

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$1,282,953	$–	$–	$1,282,953
Total Return Swap Contracts**	–	6,075,002	–	6,075,002
Liabilities
Securities Sold Short
Common Stocks	(46,774,354)	–	–	(46,774,354)
Exchange Traded Funds	(13,767,791)	–	–	(13,767,791)
Total Return Swap Contracts**	–	(669,967)	–	(669,967)
TOTAL	$(59,259,192)	$5,405,035	$–	$(53,854,157)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

54	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2021

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021
Common Stocks	$2,576,815	$–	$258,089	$530,830	$–	$–	$–	$3,365,735	$258,089
Convertible Corporate Bonds	–	–	–	108,750	–	–	–	108,750	–
	$2,576,815	$–	$258,089	$639,580	$–	$–	$–	$3,474,485	$258,089

Clough Global Opportunities Fund

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021
Common Stocks	$6,789,627	$–	$646,484	$1,220,454	$–	$–	$–	$8,656,565	$646,484
Convertible Corporate Bonds	–	–	–	253,750	–	–	–	235,750	–
	$6,789,627	$–	$646,484	$1,474,204	$–	$–	$–	$8,910,315	$646,484

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at October 31, 2021:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Premium/(Discount)
Clough Global Equity Fund	Health Care	$ 2,392,324	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A
		$ 1,082,161	Milestones Approach and Index Approach	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$ 6,422,274	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A
		$ 2,488,041	Milestones Approach and Index Approach	Transaction Price	N/A

Annual Report | October 31, 2021	55

Clough Global Funds	Notes to Financial Statements
October 31, 2021

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the- box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

56	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2021

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Annual Report | October 31, 2021	57

Clough Global Funds	Notes to Financial Statements

October 31, 2021

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the year ended October 31, 2021.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds engaged in futures contracts during the year ended October 31, 2021.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the year ended October 31, 2021, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

58	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2021

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the year ended October 31, 2021, Clough Global Equity Fund and Clough Global Opportunities Fund held rights, and Clough Global Dividend and Income Fund did not hold rights. Each Fund held no warrants.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2021:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$298,941	(a)
Equity Contracts (Purchased Options)	Investments, at value	22,131
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	173,180
		$494,252
Clough Global Equity Fund
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$660,160	(a)
Equity Contracts (Purchased Options)	Investments, at value	396,444
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	3,239,766
		$4,296,370
Clough Global Opportunities Fund
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$1,282,953	(a)
Equity Contracts (Purchased Options)	Investments, at value	753,169
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6,075,002
		$8,111,124

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$(165,704)
Total		$(165,704)
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$(361,383)
Total		$(361,383)
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$(669,967)
Total		$(669,967)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statements of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

Annual Report | October 31, 2021	59

Clough Global Funds	Notes to Financial Statements

October 31, 2021

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended October 31, 2021:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Foreign Currency, Commodity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$2,662,951	$(2,037,891)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(1,027,687)	(288,201)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	2,712,877	(1,339,740)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,109,913	–
Total		$5,458,054	$(3,665,832)

Clough Global Equity Fund
Foreign Currency, Commodity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$4,691,077	$(3,461,026)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(5,940,781)	(788,885)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	7,225,260	(188,683)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	2,254,439	–
Total		$8,229,995	$(4,438,594)

Clough Global Opportunities Fund
Foreign Currency, Commodity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$9,387,436	$(6,958,697)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(11,041,753)	(1,562,282)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	14,482,602	(746,325)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	4,285,514	–
Total		$17,113,799	$(9,267,304)

60	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2021

The average total return swap contracts notional amount during the year ended October 31, 2021, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$497,538
Clough Global Equity Fund	5,597,594
Clough Global Opportunities Fund	10,869,006

The average monthly notional value of options contracts outstanding during the year ended October 31, 2021, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$902,786,326	$14,689,876
Clough Global Equity Fund	1,710,839,201	39,139,153
Clough Global Opportunities Fund	3,408,964,851	77,447,242

The average monthly notional value of futures contracts outstanding during the year ended October 31, 2021, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$194,634,359
Clough Global Equity Fund	336,384,262
Clough Global Opportunities Fund	676,068,546

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2021.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$173,180	$–	$173,180	$(165,704)	$–	$7,476
Total	$173,180	$–	$173,180	$(165,704)	$–	$7,476

Clough Global Equity Fund
Total Return Swap Contracts	$3,239,766	$–	$3,239,766	$(361,383)	$–	$2,878,383
Total	$3,239,766	$–	$3,239,766	$(361,383)	$–	$2,878,383

Clough Global Opportunities Fund
Total Return Swap Contracts	$6,075,002	$–	$6,075,002	$(669,967)	$–	$5,405,035
Total	$6,075,002	$–	$6,075,002	$(669,967)	$–	$5,405,035

Annual Report | October 31, 2021	61

Clough Global Funds	Notes to Financial Statements

October 31, 2021

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$165,704	$–	$165,704	$(165,704)	$–	$–
Total	$165,704	$–	$165,704	$(165,704)	$–	$–

Clough Global Equity Fund
Total Return Swap Contracts	$361,383	$–	$361,383	$(361,383)	$–	$–
Total	$361,383	$–	$361,383	$(361,383)	$–	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$669,967	$–	$669,967	$(669,967)	$–	$–
Total	$669,967	$–	$669,967	$(669,967)	$–	$–

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

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Clough Global Funds	Notes to Financial Statements

October 31, 2021

Restricted securities as of October 31, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Clough Global Dividend and Income Fund
	Carvana Co.	0.41%	11/16/2020	500,000	$504,120	$511,250
	Carvana Co.	0.82%	9/25/2020	1,000,000	988,863	1,018,750
	Carvana Co.	0.78%	8/23/2021	1,000,000	996,322	968,750
	International Flavors & Fragrances, Inc.	0.60%	6/23/2021	750,000	746,181	740,160
	Marvell Technology, Inc.	0.93%	10/18/2021	1,000,000	1,152,394	1,152,920
	Melco Resorts Finance, Ltd.	0.20%	9/21/2020	250,000	259,532	249,375
	Nationstar Mortgage Holdings, Inc.	1.22%	3/16/2021	1,500,000	1,498,762	1,513,852
	New York Life Insurance Co.	0.52%	7/29/2021	500,000	646,671	644,805
	Owl Rock Technology Finance Corp.	0.92%	5/14/2021	1,000,000	1,143,743	1,138,518
	Volkswagen Group of America Finance LLC	0.79%	10/8/2021	1,000,000	988,562	978,325
Total		7.17%			$8,925,150	$8,916,705

Clough Global Equity Fund
	Amphivena Convertible Note PP	0.04%	8/27/2021	108,750	$108,750	$108,750
	Amphivena Therapeutics, Inc., Series C	0.52%	4/8/2019	334,425	1,199,997	1,383,449
	Arcellx, Inc., Series B	0.34%	8/8/2019 - 12/22/2020	421,845	731,625	912,029
	Arcellx, Inc., Series C	0.06%	3/26/2021	78,692	165,017	170,132
	Centrexion Therapeutics Corp.	0.32%	12/18/2017	66,719	701,250	845,196
	Centrexion Therapeutics Corp. - Private Placement	0.02%	3/19/2019	4,336	48,741	54,929
Total		1.30%			$2,955,380	$3,474,485

Clough Global Opportunities Fund
	Amphivena Convertible Note PP	0.05%	8/27/2021	253,750	$253,750	$253,750
	Amphivena Therapeutics, Inc., Series C	0.65%	4/8/2019	780,326	2,799,997	3,228,053
	Arcellx, Inc., Series B	0.42%	3/26/2021 - 12/22/2020	969,881	1,682,109	2,096,883
	Arcellx, Inc., Series C	0.08%	8/8/2019	180,924	379,398	391,158
	Centrexion Therapeutics Corp.	0.56%	12/18/2017	217,952	2,290,759	2,761,016
	Centrexion Therapeutics Corp. - Private Placement	0.04%	3/19/2019	14,166	159,240	179,455
	Marvell Technology, Inc.	0.81%	10/18/2021	3,500,000	4,033,378	4,035,221
	Nationstar Mortgage Holdings, Inc.	0.31%	3/16/2021	1,510,000	1,510,000	1,523,945
	Volkswagen Group of America Finance LLC	0.59%	10/8/2021	3,000,000	2,965,686	2,934,975
Total		3.51%			$16,074,317	$17,404,456

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | October 31, 2021	63

Clough Global Funds	Notes to Financial Statements

October 31, 2021

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, each Fund’s Board agreed that the Fund would pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Each Fund’s current managed distribution policy is to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

64	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2021

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2021	$–	$3,855,628	$7,067,306	$10,922,934
October 31, 2020	1,651,697	–	8,511,559	10,163,256
Clough Global Equity Fund
October 31, 2021	$22,877,981	$157,822	$–	$23,035,803
October 31, 2020	7,857,353	9,579,556	–	17,436,909
Clough Global Opportunities Fund
October 31, 2021	$40,050,333	$4,059,926	$–	$44,110,259
October 31, 2020	22,599,834	4,666,647	7,249,086	34,515,567

Components of Net Assets: For the year ended October 31, 2021, permanent differences identified and reclassified among the components of net assets related to net operating losses. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

The reclassifications were as follows:

	Distributable earnings	Paid-in Capital
Clough Global Dividend and Income Fund	$605,534	$(605,534)
Clough Global Equity Fund	1	(1)
Clough Global Opportunities Fund	(1)	1

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated capital gains(losses)	$–	$13,720,430	$21,501,359
Net unrealized appreciation on investments	15,193,252	36,050,650	62,412,689

Annual Report | October 31, 2021	65

Clough Global Funds	Notes to Financial Statements

October 31, 2021

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Total Distributable Earnings (Accumulated Loss)	$15,193,252	$49,771,080	$83,914,048

Capital Losses: Capital loss carryforwards used during the period ended October 31, 2021 were:

Amount
Clough Global Dividend and Income Fund	$8,743,112

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2021, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$23,514,066	$75,968,441	$137,255,116
Gross depreciation (excess of tax cost over value)(a)	(8,320,984)	(39,918,040)	(74,843,023)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	170	249	596
Net unrealized appreciation	$15,193,252	$36,050,650	$62,412,689
Cost of investments for income tax purposes	$173,445,296	$367,461,058	$684,688,059

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales, passive foreign investment companies, notional principal contracts and accelerated recognition of unrealized gain or loss on certain derivatives.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

66	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2021

In a rights offering that expired on August 23, 2019, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 1,401,287 shares at $10.42 per share for proceeds, net of expenses of $176,000, of $14,425,411. The subscription price of $10.42 per share was established on August 23, 2019, which represented 85% of the reported net asset value on August 23, 2019.

In a rights offering that expired on August 23, 2019, Clough Global Equity Fund shareholders exercised rights to purchase 2,205,138 shares at $11.24 per share for proceeds, net of expenses of $203,000, of $24,582,751. The subscription price of $11.24 per share was established on August 23, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding August 23, 2019.

In a rights offering that expired on June 22, 2021, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 2,807,451 shares at $10.15 per share for proceeds, net of expenses of $260,000, of $28,495,628. The subscription price of $10.15 per share was established on June 22, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding June 22, 2021.

In a rights offering that expired on June 22, 2021, Clough Global Equity Fund shareholders exercised rights to purchase 4,410,276 shares at $13.56 per share for proceeds, net of expenses of $297,000, of $59,803,343. The subscription price of $13.56 per share was established on June 22, 2019, which represented 85% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding June 22, 2021.

In a rights offering that expired on June 22, 2021, Clough Global Opportunities Fund shareholders exercised rights to purchase 7,573,005 shares at $11.59 per share for proceeds, net of expenses of $387,000, of $87,771,128. The subscription price of $11.59 per share was established on June 22, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding June 22, 2021.

The Fund has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	8,407,724	8,407,724
Common Shares Issued as reinvestment of dividends	41,429	–
Sale of Shares	2,852,140	–
Common Shares Outstanding - end of period	11,301,293	8,407,724

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	13,230,829	13,230,829
Common Shares Issued as reinvestment of dividends	35,214	–
Sale of Shares	4,450,035	–
Common Shares Outstanding - end of period	17,716,078	13,230,829

Annual Report | October 31, 2021	67

Clough Global Funds	Notes to Financial Statements

October 31, 2021

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Common Shares Outstanding - beginning of period	32,224,412	32,224,412
Common Shares Issued as reinvestment of dividends	78,733	–
Sale of Shares	7,783,467	–
Common Shares Outstanding - end of period	40,086,612	32,224,412

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2021, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$223,644,342	$193,431,259	$38,803,330	$33,861,820
Clough Global Equity Fund	627,521,427	562,061,738	79,057,270	75,611,453
Clough Global Opportunities Fund	1,292,254,412	1,159,741,721	127,088,266	156,468,985

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, interest, dividend expenses tied to short sales, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On October 31, 2021, the pledged collateral was valued at $109,458,517, $267,250,034 and $500,266,324 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the year immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $61,500,000, $131,500,000 and $242,500,00 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2021, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $54,056,164, $112,545,205 and $217,198,630, respectively, and the average interest rate for the borrowings was 0.87%. As of October 31, 2021, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $61,500,000, $131,500,000 and $242,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2021, was 0.83%.

68	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2021

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2021, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $57,104,975, $124,093,856 and $232,107,448, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2021.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Prior to 2021, it is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. When LIBOR is discontinued, the successor reference rate may be lower or higher than market expectations. This may cause the Funds to pay more or less interest on borrowings and could impact the Funds’ performance or NAV.

7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Annual Report | October 31, 2021	69

Report of Independent Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Dividend and Income Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the ten years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations and their cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 30, 2021

70	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan

 October 31, 2021 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2021	71

Clough Global Funds	Additional Information

 October 31, 2021 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the period ended October 31, 2021				% Breakdown of the Total Cumulative Distributions for the period ended October 31, 2021
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0823	$0.4835	$0.6028	$1.1686	7.04%	41.38%	51.58%	100.00%
Clough Global Equity Fund	$–	$1.5618	$–	$1.5618	–	100.00%	–	100.00%
Clough Global Opportunities Fund	$–	$1.2664	$–	$1.2664	–	100.00%	–	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

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Clough Global Funds	Additional Information

October 31, 2021 (Unaudited)

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	47.92%	15.38%	10.25%
Qualified Dividend Income	48.84%	15.71%	10.49%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Clough Global Dividend Income Fund designated $3,855,628, the Clough Global Equity Fund designated $157,822 and the Clough Global Opportunities Fund designated $4,666,647 as long-term capital gain distribution for the year ended October 31, 2021.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | October 31, 2021	73

Clough Global Funds	Trustees & Officers

October 31, 2021 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2024 GLQ: 2022 GLO: 2023	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice- Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2023 GLQ: 2024 GLO: 2022	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and iznvestor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as Chairman of the Board of Governors for The Founders Fund Inc. and is a Trustee and Governor of the Naples Botanical Garden.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2024 GLQ: 2022 GLO: 2023	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2023 GLQ: 2024 GLO: 2022	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

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Clough Global Funds	Trustees & Officers

October 31, 2021 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2022 GLQ: 2023 GLO: 2024	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2022 GLQ: 2023 GLO: 2024	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust and Global-X Funds.

Annual Report | October 31, 2021	75

Clough Global Funds	Trustees & Officers

October 31, 2021 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees[4]
Edmund J. Burke[5] 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2022 GLQ: 2023 GLO: 2024

Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr.

Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.

				5

Mr. Burke is also

Trustee of

Financial Investors

Trust, Trustee of

Clough Funds

Trust, Trustee of

the Liberty All-Star

Equity Fund,

Director of the

Liberty All-Star

Growth Fund, Inc.,

and Trustee of

ALPS ETF Trust.

Kevin McNally[6] 1969 Clough Capital Partners L.P. 53 State Street 27th Floor Boston, Massachusetts 02110	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2024 GLQ: 2022 GLO: 2023	Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

76	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2021 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years
Officers
Dawn Cotten 1977	President	Officer since[7] GLV: 2021 GLQ: 2021 GLO: 2021

Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Financial Investors Trust.

Lucas Foss, 1977	Chief Compliance Officer (“CCO”)	Officer since[7] GLV: 2018 GLQ: 2018 GLO: 2018

Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.

Ryan Johanson, 1982	Treasurer	Officer since[7] GLV: 2021 GLQ: 2021 GLO: 2021

Mr. Johanson joined ALPS in 2014 is currently a Fund Controller of ALPS. He has served in that role since 2016. Prior to that, Mr. Johanson has served as a Financial Reporting Manager at ALPS (Jul. 2014 – Jul. 2016). Mr. Johanson also serves as Treasurer on Clough Funds Trust, Cambria ETF Trust, and the Alpha Alternative Assets Fund.

Sareena Khwaja-Dixon 1980	Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.

Alex Marks 1974	Assistant Secretary	Officer since[7] GLV: 2021 GLQ: 2021 GLO: 2021	Mr. Marks joined ALPS in 2006 and is currently Senior Paralegal Manager of ALPS. Mr. Marks is also Assistant Secretary of the Alpha Alternative Assets Fund.

[1]	Address: 1290 Broadway, Suite 1000, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.

[3]	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

[4]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.

[5]	Mr. Burke is considered to be an “Interested Trustee” until October 31, 2021 because of his previous positions with ALPS.

[6]	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[7]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | October 31, 2021	77

Clough Global Funds	Expense Example

October 31, 2021 (Unaudited)

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares would bear, directly or indirectly. The table is based on the capital structure of the Fund as of October 31, 2021.

The table shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Clough Global Dividend and Income Fund

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Offering Expenses Borne by the Fund[1]	0.00%
Dividend Reinvestment Plan Fees[2]	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees[3]	1.16%
Interest Payments on Borrowed Funds[4]	0.60%
Other Expenses[4]	0.62%
Acquired Fund Fees and Expenses	0.29%
Total Annual Fund Operating Expenses	2.67%

Clough Global Equity

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Offering Expenses Borne by the Fund[1]	0.00%
Dividend Reinvestment Plan Fees[2]	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees[3]	1.47%
Interest Payments on Borrowed Funds[4]	0.57%
Other Expenses[4]	0.60%
Acquired Fund Fees and Expenses	0.18%
Total Annual Fund Operating Expenses	2.82%

Clough Global Opportunities Fund

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Offering Expenses Borne by the Fund[1]	0.00%
Dividend Reinvestment Plan Fees[2]	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees[3]	1.64%
Interest Payments on Borrowed Funds[4]	0.58%
Other Expenses[4]	0.56%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	2.91%

78	www.cloughglobal.com

Clough Global Funds	Expense Example

October 31, 2021 (Unaudited)

Example(6)

The purpose of the following table is to help a holder of Common Shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 3.59% of its net assets in years 1 through 10 and (2) a 5% annual return.

Clough Global Dividend and Income Fund

	1 Year	3 Year	5 Year	10 Year
Total Expense Incurred	$27	$83	$141	$300

Clough Global Equity Fund

	1 Year	3 Year	5 Year	10 Year
Total Expense Incurred	$15	$46	$80	$176

Clough Global Opportunities Fund

	1 Year	3 Year	5 Year	10 Year
Total Expense Incurred	$17	$52	$89	$194

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)	There will be no brokerage charges under the Fund’s dividend reinvestment plan with respect to shares of common stock issued by the Fund in connection with the offering. However, you may pay brokerage charges if you sell your shares of common stock held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan.

(3)	The Investment Adviser fee is 0.70% of the Fund’s average daily total assets. Consequently, if the Fund has preferred shares or debt outstanding, the investment management fee and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

(4)	Other Expenses are estimated based on the Fund’s fiscal year ended on October 31, 2020 assuming completion of the proposed issuances.

(5)	The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share NAVs. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example

Annual Report | October 31, 2021	79

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s registration statement dated May 21, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to provide a high level of total return and current income. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity securities of companies of any market capitalization and equity-related securities, including equity swaps and call options, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund invests in a managed mix of equity and debt securities. The Fund is flexibly managed so that, depending on the Fund’s investment adviser’s outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. The fixed income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and ETFs. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs, GDRs, ETFs and in stocks traded on non-U.S. exchanges. Investments in debt may include both investment grade and non-investment grade issues. Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or “REITs”, but the Fund does not expect that portion to be significant.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, exchange traded funds (“ETFs”), derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation and should the Fund’s investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund’s investment adviser’s investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

80	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation, or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company’s capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund’s theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund’s investments in equity and fixed income securities based upon Clough’s assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund’s total assets (determined at the time the investment is made).

Clough may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough’s recommendations and the portfolio managers’ decisions are subjective.

The Fund’s portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio’s risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Annual Report | October 31, 2021	81

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e.,securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Annual Report | October 31, 2021	83

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund’s investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Clough’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

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Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities. However, even if “covered,” these instruments could have the effect of leveraging the Fund’s portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

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Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody’s and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund’s total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

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If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough’s valuation models.

The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

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Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund’s assets. Cash held for securities sold by the Fund are not included in the Fund’s assets when making this calculation.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2021 (Unaudited)

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2020 to October 31, 2021, the average amount borrowed under the Credit Agreement was $54,056,164, at an average rate of 0.87%. As of October 31, 2021, the amount of outstanding borrowings was $61,500,00, the interest rate was 0.83% and the amount of pledged collateral was $109,458,517. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The below table assumes the annual leverage and fee rate of 0.87%.

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Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(17.93)%	(9.28)%	(0.63)%	8.01%	16.66%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness

Fiscal Year Ended	Principal Amount Outstanding (000s)[1]	Asset Coverage Per $1000[2]
October 31, 2021	$61,500	$3,023
October 31, 2020	$50,500	$2,703
October 31, 2019	$49,500	$3,074
October 31, 2018	$55,000	$2,598
October 31, 2017	$72,000	$3,128
October 31, 2016	$72,000	$2,991
October 31, 2015	$93,300	$2,743
October 31, 2014	$93,300	$2,897
March 31, 2014	$93,300	$2,959
March 31, 2013	$89,800	$3,019
March 31, 2012	$89,800	$2,894

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time

(2)	Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(3)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

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Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLV” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2019 through October 31, 2020 was 42,702.34 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at premiums in 2004, 2005 and 2006, and at discounts from net asset value per share in other years. The following table shows, for each fiscal quarter since the quarter ended January 31, 2018: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to net Asset Value at
		High	Low	Market High	Market Low	Market High	Market Low
2021	October 31	$12.04	$10.88	$11.39	$10.97	4.74%	2.01%
	July 31	$12.15	$10.11	$11.54	$11.53	4.85%	-11.71%
	April 30	$12.41	$10.54	$11.80	$11.81	3.47%	-10.67%
	January 31	$10.75	$10.42	$11.47	$11.32	-6.28%	-7.95%
2020	October 31	$10.12	$8.73	$10.99	$10.23	-7.92%	-14.66%
	July 31	$9.54	$8.02	$10.84	$9.42	-11.99%	-14.86%
	April 30	$11.81	$6.45	$12.27	$9.18	-3.75%	-29.74%
	January 31	$11.49	$10.86	$12.24	$12.05	-6.13%	-9.88%
2019	October 31	$11.11	$10.59	$12.02	$12.41	-7.57%	-14.67%
	July 31	$11.28	$10.65	$12.49	$12.38	-8.89%	-13.97%
	April 30	$11.39	$10.91	$12.49	$12.24	-8.81%	-10.87%
	January 31	$11.66	$9.48	$12.56	$11.37	-7.17%	-16.62%
2018	October 31	$12.86	$11.16	$13.65	$12.42	-5.79%	-10.14%
	July 31	$13.04	$12.36	$13.86	$13.53	-5.92%	-8.65%
	April 30	$13.58	$12.28	$14.17	$13.58	-4.16%	-9.57%
	January 31	$14.39	$13.12	$14.93	$14.57	-3.62%	-9.95%

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

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Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

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October 31, 2021 (Unaudited)

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because primary significant source of income for the Fund can be the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

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Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

●	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

●	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Convertible Securities Risk

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

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Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

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Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

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The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s registration statement dated May 21, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Exchange-Traded Funds (“ETFs”). The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. The Fund may invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or “REITs”, but the Fund does not expect that portion to be significant. The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e.,securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, exchange traded funds (“ETFs”), derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets. No assurances can be given that the Fund’s investment objective will be achieved.

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PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

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Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

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The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e.,securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

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The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

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Similarly, the Securities and Exchange Commission currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

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When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

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Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

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Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

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Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

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While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

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It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

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USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2020 to October 31, 2021, the average amount borrowed under the Credit Agreement was $112,545,205, at an average rate of 0.87%. As of October 31, 2021, the amount of outstanding borrowings was $131,500,000, the interest rate was 0.83% and the amount of pledged collateral was $267,250,034. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The below table assumes the annual leverage and fee rate of 0.91%.

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October 31, 2021 (Unaudited)

The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(12.32)%	(6.26)%	(0.19)%	5.88%	11.95%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness

Fiscal Year Ended	Principal Amount Outstanding (000s)[1]	Asset Coverage Per $1000[2]
October 31, 2021	$131,500	$3,034
October 31, 2020	$92,000	$2,843
October 31, 2019	$84,500	$3,028
October 31, 2018	$85,000	$2,757
October 31, 2017	$113,000	$3,264
October 31, 2016	$113,000	$2,984
October 31, 2015	$156,000	$2,709
October 31, 2014	$156,000	$2,884
March 31, 2014	$156,000	$2,961
March 31, 2013	$147,000	$3,018
March 31, 2012	$147,000	$2,885

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time
(2)

Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(3)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

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October 31, 2021 (Unaudited)

Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLV” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2019 through October 31, 2020 was 42,702.34 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at premiums in 2004, 2005 and 2006, and at discounts from net asset value per share in other years. The following table shows, for each fiscal quarter since the quarter ended January 31, 2018: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to net Asset Value at
		High	Low	Market High	Market Low	Market High	Market Low
2021	October 31	$15.81	$14.34	$14.99	$14.30	5.00%	1.40%
	July 31	$16.03	$13.57	$16.76	$15.85	-4.65%	-13.44%
	April 30	$16.31	$14.35	$18.37	$17.10	-11.59%	-13.19%
	January	$14.63	$14.01	$16.39	$16.22	-10.74%	-13.63%
2020	October 31	$12.17	$10.78	$14.38	$12.81	-15.37%	-15.85%
	July 31	$11.57	$9.39	$13.58	$10.91	-14.80%	-13.93%
	April 30	$12.92	$7.19	$13.90	$9.52	-7.05%	-24.48%
	January 31	$12.80	$11.81	$13.86	$13.10	-7.65%	-9.85%
2019	October 31	$12.21	$11.22	$13.53	$12.30	-9.76%	-8.78%
	July 31	$13.70	$12.37	$13.90	$13.64	-1.44%	-9.31%
	April 30	$13.30	$12.21	$13.89	$13.20	-4.25%	-7.50%
	January 31	$13.85	$9.96	$13.86	$11.39	-0.07%	-12.58%
2018	October 31	$15.43	$13.20	$15.33	$13.30	0.65%	-0.75%
	July 31	$14.96	$13.36	$15.59	$14.48	-4.04%	-7.73%
	April 30	$14.20	$13.02	$15.60	$14.31	-8.97%	-9.01%
	January 31	$14.29	$12.97	$15.55	$14.40	-8.10%	-9.93%
RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund
October 31, 2021 (Unaudited)

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 10% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund
October 31, 2021 (Unaudited)

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer on may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund
October 31, 2021 (Unaudited)

Leverage Risk

Leverage creates risks for holders of the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund
October 31, 2021 (Unaudited)

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●

Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

●

Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
●

Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund
October 31, 2021 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s registration statement dated May 21, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research driven investment process and will invest in equity securities of companies of any market capitalization and equity-related securities, including equity swaps and call options, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on the Fund’s investment adviser’s outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized outside the United States and issuers doing a substantial amount of business outside the United States (greater than 50% of revenues derived from outside of the United States) will represent at least 40% of the Fund’s net assets. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and ETFs. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs, GDRs, ETFs and in stocks traded on non-U.S. exchanges. Investments in debt may include both investment grade and non-investment grade issues. Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will not invest more than 33% of its total assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs", but the Fund does not expect that portion to be significant.

The Fund may use various hedging strategies for return generation, or to express a specific view on an industry or individual company. In addition to shorting to hedge equity risk, the Fund may utilize instruments including, for example, ETFs, derivative positions and U.S. Treasury securities as a means to seek to reduce volatility and limit exposure to market declines. These instruments can be effective in seeking to reduce volatility, and can help to prevent the Fund from selling long positions at sub-optimal times.

The Fund may also engage in frequent portfolio turnover.

The Fund will place a high priority on capital preservation, and should the Fund’s investment adviser believe that extraordinary conditions affecting global financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques including shorting strategies, use of derivatives, and use of long-dated bonds, designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund’s investment adviser’s investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”),, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

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PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation, or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company’s capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund’s theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund’s investments in equity and fixed income securities based upon Clough’s assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund’s investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if Clough believes it would be beneficial to the Fund to do so. The Fund’s use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund’s total assets (determined at the time the investment is made).

Clough may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury, U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough’s recommendations and the portfolio managers’ decisions are subjective.

The Fund’s portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio’s risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

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Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 15% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund has adopted procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

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The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. ("Moody’s") or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

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The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund’s investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

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Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund also may invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

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Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund may also invest in call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Clough’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

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An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund’s portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

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Interest Rate Swaps and Options Thereon ("Swaptions")

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

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In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund’s preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund’s preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody’s and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 331/3% of the Fund’s total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough’s valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

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While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

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Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund’s assets. Cash held for securities sold by the Fund are not included in the Fund’s assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

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To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2020 to October 31, 2021, the average amount borrowed under the Credit Agreement was $217,198,630, at an average rate of 0.87%. As of October 31, 2021, the amount of outstanding borrowings was $242,500,000, the interest rate was 0.83% and the amount of pledged collateral was $500,266,324. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The below table assumes the annual leverage and fee rate of 0.91%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(11.26)%	(5.68)%	(0.10)%	5.48%	11.05%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

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October 31, 2021 (Unaudited)

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s prior ten fiscal years. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. Senior Securities Representing Indebtedness

Fiscal Year Ended	Principal Amount Outstanding (000s)[1]	Asset Coverage Per $1000[2]
October 31, 2021
October 31, 2020	$182,500	$2,851
October 31, 2019	$178,000	$2,912
October 31, 2018	$207,000	$2,655
October 31, 2017	$292,000	$3,135
October 31, 2016	$292,000	$2,955
October 31, 2015	$388,900	$2,714
October 31, 2014	$388,900	$2,877
March 31, 2014	$388,900	$2,952
March 31, 2013	$388,900	$2,948
March 31, 2012	$388,900	$2,842

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time
(2)

Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(3)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.

Price Range of Common Shares

The common shares are listed on the NYSE American under the symbol “GLV” and began trading on the NYSE American on July 30, 2004. The average daily trading volume of the common shares on the NYSE American during the period from November 1, 2019 through October 31, 2020 was 42,702.34 common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at premiums in 2004, 2005 and 2006, and at discounts from net asset value per share in other years. The following table shows, for each fiscal quarter since the quarter ended January 31, 2018: (i) the high and low closing sale prices per common share, as reported on the NYSE American; (ii) the corresponding net asset values per common share; and (iii) the percentage by which the common shares traded at a premium over, or discount from, the net asset values per common share at those high and low closing prices. The Fund’s net asset value per common share is determined on a daily basis

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to net Asset Value at
		High	Low	Market High	Market Low	Market High	Market Low
2021	October 31	$13.17	$11.89	$12.33	$11.74	4.87%	2.21%
	July 31	$13.09	$11.57	$12.69	$12.75	2.13%	-8.94%
	April 30	$13.11	$11.73	$13.60	$13.41	-4.71%	-9.40%
	January 31	$11.79	$11.30	$13.23	$13.40	-10.88%	-15.67%
2020	October 31	$9.97	$8.84	$11.78	$10.48	-15.37%	-15.65%
	July 31	$9.40	$7.68	$11.12	$8.97	-15.47%	-14.38%
	April 30	$10.14	$5.64	$11.14	$7.92	-8.93%	-28.79%
	January 31	$10.02	$9.29	$11.24	$10.68	-10.85%	-13.01%
2019	October 31	$9.47	$8.94	$10.55	$10.05	-10.24%	-11.04%
	July 31	$9.89	$9.23	$11.00	$10.58	-10.09%	-12.76%
	April 30	$9.81	$9.26	$10.92	$10.41	-10.16%	-11.05%
	January 31	$10.04	$7.65	$10.88	$9.18	-7.72%	-16.67%
2018	October 31	$11.38	$9.44	$12.25	$10.49	-7.10%	-10.01%
	July 31	$11.29	$10.71	$12.24	$11.80	-7.76%	-9.24%
	April 30	$11.45	$10.48	$12.60	$11.81	-9.13%	-11.26%
	January 31	$11.65	$10.67	$12.17	$11.97	-4.27%%	-10.86%

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2021 (Unaudited)

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more key individuals leaves Clough, Clough may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common Stock Risk

To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●

Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

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Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant source of income for the Fund can be the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●

Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

●

Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

●

Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2021 (Unaudited)

Short Sales Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 33% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

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The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, swaptions and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

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October 31, 2021 (Unaudited)

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk

Leverage creates risks for the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Market Disruption and Geopolitical Risk

The ongoing U.S. military and related actions in Iraq and Afghanistan and events in the Middle East and Ukraine, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These military actions and related events, including the conflicts in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Convertible Securities Risk

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

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A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

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2021
ANNUAL
REPORT

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Funds, please visit www.cloughglobal.com or call 1-855-425-6844.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm

1290 Broadway, Suite 1000, Denver, CO 80203

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2021	Fiscal year ended October 31, 2020
(a) Audit Fees (1)	$23,000	$23,000
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$3,500	$3,500
(d) All Other Fees (4)	$0	$0
(g) Aggregate Non-Audit Fees(5)	$3,500	$3,500
(1)

Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(3)

Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)

Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5.     Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairwoman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex. 99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies, January 10, 2022

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Chairman, Co-CIO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 20 years.
Robert Zdunczyk	Portfolio Manager, Partner, & Fixed Income Analyst	Since 12/21/11	Partner, portfolio manager and fixed income analyst for separately managed account and investment companies for over 5 years.

(a)(2) As of October 31, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	4 Accounts $1,366.3 million Total Assets	3 Accounts $323.4 million Total Assets	1 Accounts $366.2 million Total Assets	See below (3)
Robert Zdunczyk	3 Accounts $1,329.1 million Total Assets	N/A	1 Account $366.2 million Total Assets	See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for the account.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2021.

The Portfolio Manager Charles Clough owns 82.9% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners, with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to six income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2021.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$1,000,001 +
Robert Zdunczyk	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended October 31, 2021, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income [1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$23,115	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23,115

(b)

The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

[1]	Gross income includes income from the reinvestment of cash collateral.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

[4]	These administrative fees are not included in the revenue split.

[5]	These indemnification fees are not included in the revenue split.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

(e)   Consent of the Independent Registered Public Accounting Firm is attached hereto as Exhibit 13(e).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	January 10, 2022

By:	/s/ Ryan Johanson
Ryan Johanson
Treasurer/Principal Financial Officer

Date:	January 10, 2022